UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05526

J.P. Morgan Mutual Fund Investment Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2012 to December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2012 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. treasury yields remain low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment implications for the U.S. debt and deficit negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Accommodative policies from the U.S. Federal Reserve and improving economic data helped U.S. equity markets rally during the reporting period. In September, the U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally, but U.S. stocks across most market capitalizations and investment styles finished the reporting period with gains. The S&P 500 Index returned 5.95% for the six months ended December 31, 2012. U.S. mid-cap stocks outperformed the broader U.S. stock market, as the Russell Midcap Index returned 8.62%. U.S. mid-cap value stocks outperformed U.S. mid-cap growth stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.65%
Russell 3000 Growth Index	4.75%

Net Assets as of 12/31/2012 (In Thousands)	$1,478,823

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the energy and consumer discretionary sectors was the main detractor from relative performance. The Fund’s overweight versus the Benchmark in the financial services sector and underweight versus the Benchmark in the consumer staples sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in ServiceSource International, Inc. and International Game Technology. Shares of ServiceSource International, Inc. declined after the computer services company’s outlook for its fourth-quarter earnings was lower than investors had expected. Shares of International Game Technology, which provides electronic gaming equipment and systems products for casinos, declined after reporting weak third-quarter earnings as a result of higher expenses and declining gambling volumes.

Individual contributors to relative performance included the Fund’s positions in Royal Caribbean Cruises Ltd. and Valeant Pharmaceuticals International, Inc. Shares of Royal Caribbean Cruises Ltd. benefited from the company’s strong earnings. Shares of Valeant Pharmaceuticals International, Inc. increased after investors reacted positively to the company’s announced acquisition of Medicis Pharmaceuticals.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.8%
2.	Google, Inc., Class A	3.9
3.	Biogen Idec, Inc.	2.2
4.	Sherwin-Williams Co. (The)	2.1
5.	Home Depot, Inc. (The)	2.0
6.	Amazon.com, Inc.	1.9
7.	Visa, Inc., Class A	1.8
8.	QUALCOMM, Inc.	1.8
9.	eBay, Inc.	1.8
10.	Carlisle Cos., Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	36.0%
Industrials	16.4
Consumer Discretionary	15.7
Health Care	13.9
Financials	8.1
Energy	4.5
Materials	4.2
Consumer Staples	1.1
Short-Term Investment	0.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		4.65%	15.88%	1.81%	10.77%
With Sales Charge**		(0.88)	9.86	0.72	10.17
CLASS B SHARES	10/29/99
Without CDSC		4.37	15.29	1.28	10.23
With CDSC***		(0.63)	10.29	0.89	10.23
CLASS C SHARES	5/1/06
Without CDSC		4.36	15.27	1.28	10.12
With CDSC****		3.36	14.27	1.28	10.12
CLASS R5 SHARES	1/8/09	4.95	16.36	2.20	11.04
SELECT CLASS SHARES	5/1/06	4.75	16.08	2.04	10.95

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.15%
Russell Midcap Index	8.62%

Net Assets as of 12/31/2012 (In Thousands)	$762,269

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the energy and technology sectors detracted from relative performance. The Fund’s underweight versus the Benchmark in the consumer staples sector and stock selection in the financial services sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Marvell Technology Group Ltd., Devon Energy Corp. and Citrix Systems, Inc. Shares of Marvell Technology Group Ltd., which manufactures chips used in data-storage applications, declined on concerns about the company’s patent litigation. Shares of Devon Energy Corp. declined after the oil and natural gas producer reported disappointing earnings. Shares of Citrix Systems, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 net revenue.

Individual contributors to relative performance included the Fund’s positions in Jarden Corp., Coventry Health Care, Inc. and Patterson-UTI Energy, Inc. Shares of Jarden Corp. benefited from the consumer products company’s increasing sales. Shares of Coventry Health Care, Inc. increased after Aetna entered into an agreement to acquire the insurance company. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, benefited from investors’ improving outlook about the company’s position in the natural gas market.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	3.8%
2.	Devon Energy Corp.	3.1
3.	Chubb Corp. (The)	2.9
4.	Silgan Holdings, Inc.	2.7
5.	Patterson-UTI Energy, Inc.	2.6
6.	Reliance Steel & Aluminum Co.	2.4
7.	Cimarex Energy Co.	2.4
8.	UnitedHealth Group, Inc.	2.3
9.	Crown Holdings, Inc.	2.3
10.	TD Ameritrade Holding Corp.	2.3

PORTFOLIO COMPOSITIONS BY SECTOR***
Financials	22.3%
Industrials	17.7
Consumer Discretionary	16.9
Information Technology	10.4
Energy	9.7
Materials	9.4
Utilities	6.1
Health Care	5.6
Short-Term Investment	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		5.97%	13.16%	9.71%
With Sales Charge**		0.41	7.22	6.91
CLASS C SHARES	11/30/10
Without CDSC		5.68	12.56	9.16
With CDSC***		4.68	11.56	9.16
CLASS R2 SHARES	11/30/10	5.88	12.88	9.44
CLASS R5 SHARES	11/30/10	6.22	13.75	10.22
CLASS R6 SHARES	1/31/11	6.21	13.74	10.24
SELECT CLASS SHARES	11/30/10	6.15	13.48	10.00

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.09%
Russell Midcap Index	8.62%

Net Assets as of 12/31/2012 (In Thousands)	$928,913

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection and underweight versus the Benchmark in the energy sector and stock selection in the utilities sector were the main detractors from relative performance. The Fund’s stock selection in the financial services and health care sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in International Game Technology and Citrix Systems, Inc. Shares of International Game Technology, which provides electronic gaming equipment and systems products for casinos, declined after reporting weak third-quarter earnings as a result of higher expenses and declining gambling volumes. Shares of Citrix Systems, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 net revenue. The Fund’s underweight position versus the Benchmark in Sprint Nextel Corp. also detracted from relative performance. The stock rose following the announcement that the Japanese telecommunications company SoftBank offered to buy a stake in Sprint Nextel Corp.

Individual contributors to relative performance included the Fund’s positions in FleetCor Technologies, Inc., Sherwin-Williams Co. and Valeant Pharmaceuticals International, Inc. Shares of FleetCor Technologies, Inc. increased after the business services company raised its expectations for its fiscal 2012 revenues. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of Valeant Pharmaceuticals International, Inc. increased after investors reacted positively to the company’s announced acquisition of Medicis Pharmaceuticals.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**
1.	Sherwin-Williams Co. (The)	1.6%
2.	MSC Industrial Direct Co., Inc., Class A	1.4
3.	Carlisle Cos., Inc.	1.3
4.	Marriott International, Inc., Class A	1.3
5.	T. Rowe Price Group, Inc.	1.3
6.	Amphenol Corp., Class A	1.3
7.	M&T Bank Corp.	1.3
8.	Alliance Data Systems Corp.	1.1
9.	Xilinx, Inc.	1.0
10.	PetSmart, Inc.	1.0

PORTFOLIO COMPOSITIONS BY SECTOR***
Consumer Discretionary	20.4%
Financials	17.3
Information Technology	14.5
Industrials	13.7
Health Care	9.4
Materials	6.8
Energy	5.8
Utilities	4.4
Consumer Staples	4.2
Telecommunication Services	0.2
Short-Term Investment	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		7.91%	17.67%	3.26%	9.81%
With Sales Charge**		2.23	11.48	2.15	9.22
CLASS C SHARES	11/2/09
Without CDSC		7.64	17.07	2.93	9.63
With CDSC***		6.64	16.07	2.93	9.63
SELECT CLASS SHARES	1/1/97	8.09	18.10	3.48	9.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.34%
Russell Midcap Growth Index	7.13%

Net Assets as of 12/31/2012 (In Thousands)	$1,385,700

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the financial services and health care sectors was the main contributor to relative performance. The Fund’s stock selection in the technology and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in FleetCor Technologies, Inc. and Royal Caribbean Cruises Ltd. Shares of FleetCor Technologies, Inc. increased after the business services company raised its expectations for its fiscal 2012 revenues. Shares of Royal Caribbean Cruises Ltd. benefited from the company’s strong earnings.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in International Game Technology and Citrix Systems, Inc. Shares of International Game Technology, which provides electronic gaming equipment and systems products for casinos, declined after reporting weak third-quarter earnings as a result of higher expenses and declining gambling volumes. Shares of Citrix Systems, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 net revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector and the Fund’s largest underweight versus the Benchmark was in the consumer discretionary sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sherwin-Williams Co. (The)	2.4%
2.	Alliance Data Systems Corp.	2.2
3.	Concho Resources, Inc.	1.8
4.	MSC Industrial Direct Co., Inc., Class A	1.8
5.	PPG Industries, Inc.	1.7
6.	Carlisle Cos., Inc.	1.7
7.	Pall Corp.	1.6
8.	J.B. Hunt Transport Services, Inc.	1.6
9.	Moody’s Corp.	1.6
10.	Agilent Technologies, Inc.	1.6

PORTFOLIO COMPOSITIONS BY SECTOR***
Information Technology	22.3%
Consumer Discretionary	20.7
Industrials	17.8
Health Care	15.1
Financials	8.8
Materials	6.3
Energy	5.2
Consumer Staples	2.8
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		7.18%	15.59%	1.70%	8.32%
With Sales Charge**		1.57	9.54	0.60	7.74
CLASS B SHARES	1/14/94
Without CDSC		6.86	15.04	1.14	7.76
With CDSC***		1.86	10.04	0.76	7.76
CLASS C SHARES	11/4/97
Without CDSC		6.89	14.99	1.14	7.65
With CDSC****		5.89	13.99	1.14	7.65
CLASS R2 SHARES	6/19/09	7.07	15.44	1.54	8.14
CLASS R5 SHARES	11/1/11	7.43	16.15	2.04	8.64
CLASS R6 SHARES	11/1/11	7.42	16.20	2.05	8.64
SELECT CLASS SHARES	3/2/89	7.34	15.95	2.00	8.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the

Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Reporting Period Return:

Fund (Institutional Class Shares)*	9.04%
Russell Midcap Value Index	9.95%

Net Assets as of 12/31/2012 (In Thousands)	$9,827,663

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s relative underperformance versus the Benchmark was primarily driven by stock selection in the consumer discretionary sector. The Fund’s stock selection and an underweight versus the Benchmark in the energy sector also detracted from relative performance. The Fund’s stock selection in the financials and information technology sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Bed Bath & Beyond Inc. and Devon Energy Corp. Shares of Bed Bath & Beyond Inc. declined after the retail company’s expectations for its fourth-quarter 2012 and fiscal 2012 earnings disappointed investors. Shares of oil and gas operations company Devon Energy Corp. declined after the company announced a larger-than-expected decline in its third-quarter revenue. The Fund’s underweight position in Sprint Nextel Corp. also detracted from relative performance. The telecommunication services stock outperformed its sector peers.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in PVH Corp., DISH Network Corp. and Lincare Holdings Inc. Shares of PVH Corp., which manufactures and sells apparel and accessories, increased as investors reacted positively to the company’s announced acquisition of The Warnaco Group, Inc. Shares of DISH Network Corp., a television provider, gained after the company reached settlements in several of its outstanding contract disputes. Lincare Holdings Inc. provides medical equipment and supplies. Linde AG acquired the company at a premium, which benefited the stock.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Loews Corp.	1.7%
2.	Ball Corp.	1.6
3.	Ameriprise Financial, Inc.	1.6
4.	Energen Corp.	1.5
5.	Marsh & McLennan Cos., Inc.	1.5
6.	Analog Devices, Inc.	1.4
7.	Kohl’s Corp.	1.4
8.	M&T Bank Corp.	1.3
9.	Amphenol Corp., Class A	1.3
10.	AutoZone, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.8%
Consumer Discretionary	20.1
Industrials	9.8
Utilities	8.7
Materials	7.4
Information Technology	7.0
Energy	6.3
Consumer Staples	5.5
Health Care	3.9
Telecommunication Services	0.4
Short-Term Investment	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	4/30/01
Without Sales Charge		8.75%	19.86%	4.77%	9.90%
With Sales Charge**		3.04	13.55	3.65	9.31
CLASS B SHARES	4/30/01
Without CDSC		8.47	19.28	4.24	9.42
With CDSC***		3.47	14.28	3.90	9.42
CLASS C SHARES	4/30/01
Without CDSC		8.49	19.26	4.25	9.31
With CDSC****		7.49	18.26	4.25	9.31
CLASS R2 SHARES	11/3/08	8.60	19.57	4.55	9.78
INSTITUTIONAL CLASS SHARES	11/13/97	9.04	20.48	5.30	10.44
SELECT CLASS SHARES	10/31/01	8.91	20.19	5.04	10.18

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.43%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%

Net Assets as of 12/31/2012 (In Thousands)	$490,178

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2012.

The Fund’s portfolio managers employed a quantitative bottom-up approach for their stock selection process, focusing on both valuation and fundamentals. The valuation stock selection model seeks to determine how a stock is priced relative to what the Fund’s portfolio managers believe is its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are by using metrics such as stock price momentum and earnings momentum.

During the reporting period, the Fund’s stock selection process produced a negative return for the Fund. The Fund’s quantitative bottom-up stock selection process resulted in negative returns in the consumer and technology sectors and positive returns in the financial, healthcare and industrial sectors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and small-cap stocks. The Fund’s portfolio managers sought to go long on what they perceived to be inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that are intended to have no correlation with general domestic market performance.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Eagle Materials, Inc.	0.5%
2.	CMS Energy Corp.	0.5
3.	Portland General Electric Co.	0.4
4.	Omnicare, Inc.	0.4
5.	Helix Energy Solutions Group, Inc.	0.4
6.	Lockheed Martin Corp.	0.4
7.	Jarden Corp.	0.4
8.	Chicago Bridge & Iron Co. N.V., (Netherlands)	0.4
9.	Textron, Inc	0.4
10.	ResMed, Inc.	0.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Gulfport Energy Corp.	0.5%
2.	Acme Packet, Inc.	0.5
3.	Genesee & Wyoming, Inc., Class A	0.5
4.	JDS Uniphase Corp.	0.4
5.	Precision Castparts Corp.	0.4
6.	Signet Jewelers Ltd., (Bermuda)	0.4
7.	Liberty Media Corp. - Liberty Capital, Class A	0.4
8.	Brookdale Senior Living, Inc.	0.4
9.	Haemonetics Corp.	0.4
10.	Johnson Controls, Inc.	0.4

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	15.9%
Information Technology	14.9
Financials	12.4
Industrials	11.9
Health Care	8.2
Energy	6.6
Materials	5.7
Consumer Staples	5.7
Utilities	4.5
Telecommunication Services	0.6
Short-Term Investment	13.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	16.3%
Information Technology	15.7
Industrials	15.5
Financials	13.4
Health Care	10.5
Energy	9.7
Materials	6.9
Consumer Staples	5.5
Utilities	5.1
Telecommunication Services	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	5/23/03
Without Sales Charge		(1.55)%	0.00%	(1.14)%	0.98%
With Sales Charge**		(6.74)	(5.26)	(2.19)	0.42
CLASS B SHARES	5/23/03
Without CDSC		(1.83)	(0.76)	(1.87)	0.36
With CDSC***		(6.83)	(5.76)	(2.31)	0.36
CLASS C SHARES	5/23/03
Without CDSC		(1.94)	(0.76)	(1.89)	0.23
With CDSC****		(2.94)	(1.76)	(1.89)	0.23
SELECT CLASS SHARES	5/23/03	(1.43)	0.21	(0.90)	1.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Equity Market-Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	8.09%
Russell 3000 Value Index	8.20%

Net Assets as of 12/31/2012 (In Thousands)	$2,101,241

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s relative underperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the consumer discretionary sector. The Fund’s stock selection and overweight versus the Benchmark in the financials sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Devon Energy Corp. and Microsoft Corp. Shares of oil and gas operations company Devon Energy Corp. declined after the company announced a larger-than-expected decline in its third-quarter revenue. Shares of Microsoft Corp. declined after the software company reported disappointing third-quarter results. The Fund’s underweight position in Goldman Sachs Group, Inc. also detracted from relative performance as the financial services stock outperformed its sector peers.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Rock-Tenn Co., Ameriprise Financial, Inc. and Lincare Holdings Inc. Rock-Tenn Co. is a containers and packaging company, while Ameriprise Financial, Inc. is an investment services company. Both stocks increased as investors reacted positively to each company’s announcement that it would start paying a quarterly dividend. Lincare Holdings Inc. provides medical equipment and supplies. Linde AG acquired the company at a premium, which benefited the stock.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, significant levels of free cash flow. As a result of bottom-up fundamental research, the Fund was overweight versus the Benchmark in the consumer discretionary sector, where the Fund’s portfolio managers sought to own retailers with strong and recognizable brands, a loyal customer base, recurring revenue streams and lower capital expenditure levels. The Fund was also overweight versus the Benchmark in the financials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	3.7%
2.	Wells Fargo & Co.	3.3
3.	Pfizer, Inc.	2.5
4.	Loews Corp.	2.2
5.	AT&T, Inc.	2.2
6.	American International Group, Inc.	2.0
7.	Bank of America Corp.	1.9
8.	Devon Energy Corp.	1.9
9.	Johnson & Johnson	1.8
10.	Procter & Gamble Co. (The)	1.7

PORTFOLIO COMPOSITIONS BY SECTOR****
Financials	34.7%
Consumer Discretionary	13.0
Energy	11.4
Health Care	9.5
Utilities	6.2
Industrials	5.6
Consumer Staples	4.5
Information Technology	3.9
Materials	3.9
Telecommunication Services	2.4
Investment Company	0.3
Short-term Investment	4.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		7.83%	18.32%	4.52%	6.87%
With Sales Charge**		2.15	12.10	3.40	6.14
CLASS C SHARES	2/28/05
Without CDSC		7.56	17.73	4.01	6.34
With CDSC***		6.56	16.73	4.01	6.34
INSTITUTIONAL CLASS SHARES	2/28/05	8.09	18.92	5.06	7.34
SELECT CLASS SHARES	2/28/05	7.94	18.61	4.79	7.14

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.8%
	Consumer Discretionary — 15.6%
	Automobiles — 1.6%
271	Harley-Davidson, Inc.	13,250
322	Tesla Motors, Inc. (a)	10,903

		24,153

	Hotels, Restaurants & Leisure — 2.4%
533	Apollo Global Management LLC, Class A	9,261
331	Las Vegas Sands Corp.	15,260
342	Royal Caribbean Cruises Ltd.	11,625

		36,146

	Internet & Catalog Retail — 2.7%
113	Amazon.com, Inc. (a)	28,379
18	priceline.com, Inc. (a)	11,306

		39,685

	Media — 2.9%
450	DIRECTV (a)	22,577
397	Walt Disney Co. (The)	19,742

		42,319

	Specialty Retail — 3.0%
478	Home Depot, Inc. (The)	29,564
219	PetSmart, Inc.	14,973

		44,537

	Textiles, Apparel & Luxury Goods — 3.0%
369	Michael Kors Holdings Ltd., (Hong Kong) (a)	18,851
96	V.F. Corp.	14,508
273	Wolverine World Wide, Inc.	11,167

		44,526

	Total Consumer Discretionary	231,366

	Consumer Staples — 1.1%
	Food Products — 0.8%
695	Dean Foods Co. (a)	11,471

	Personal Products — 0.3%
134	Herbalife Ltd., (Cayman Islands)	4,427

	Total Consumer Staples	15,898

	Energy — 4.5%
	Energy Equipment & Services — 2.1%
217	Dril-Quip, Inc. (a)	15,815
273	Oceaneering International, Inc.	14,701

		30,516

	Oil, Gas & Consumable Fuels — 2.4%
300	Concho Resources, Inc. (a)	24,152

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
178	Range Resources Corp.	11,184

		35,336

	Total Energy	65,852

	Financials — 8.1%
	Capital Markets — 1.0%
223	T. Rowe Price Group, Inc.	14,491

	Commercial Banks — 3.4%
185	M&T Bank Corp.	18,207
493	U.S. Bancorp	15,734
489	Wells Fargo & Co.	16,704

		50,645

	Diversified Financial Services — 1.3%
387	Moody's Corp.	19,469

	Insurance — 2.4%
295	ACE Ltd., (Switzerland)	23,501
403	Amtrust Financial Services, Inc.	11,571

		35,072

	Total Financials	119,677

	Health Care — 13.9%
	Biotechnology — 6.2%
632	Aegerion Pharmaceuticals, Inc. (a)	16,039
221	Biogen Idec, Inc. (a)	32,473
297	Gilead Sciences, Inc. (a)	21,800
145	Onyx Pharmaceuticals, Inc. (a)	10,974
59	Regeneron Pharmaceuticals, Inc. (a)	10,059

		91,345

	Health Care Providers & Services — 2.8%
465	Acadia Healthcare Co., Inc. (a)	10,844
140	Humana, Inc.	9,601
400	UnitedHealth Group, Inc.	21,691

		42,136

	Life Sciences Tools & Services — 1.1%
389	Agilent Technologies, Inc.	15,917

	Pharmaceuticals — 3.8%
220	Allergan, Inc.	20,135
314	Valeant Pharmaceuticals International, Inc., (Canada) (a)	18,768
198	Watson Pharmaceuticals, Inc. (a)	17,062

		55,965

	Total Health Care	205,363

	Industrials — 16.4%
	Aerospace & Defense — 1.4%
108	Precision Castparts Corp.	20,495

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Building Products — 1.0%
520	Fortune Brands Home & Security, Inc. (a)	15,188

	Construction & Engineering — 1.0%
258	Fluor Corp.	15,167

	Electrical Equipment — 2.5%
189	Acuity Brands, Inc.	12,781
344	Generac Holdings, Inc.	11,785
153	Rockwell Automation, Inc.	12,842

		37,408

	Industrial Conglomerates — 1.7%
438	Carlisle Cos., Inc.	25,731

	Machinery — 1.5%
372	Pall Corp.	22,417

	Road & Rail — 3.7%
179	Canadian Pacific Railway Ltd., (Canada)	18,210
373	J.B. Hunt Transport Services, Inc.	22,278
396	Old Dominion Freight Line, Inc. (a)	13,560

		54,048

	Trading Companies & Distributors — 3.6%
420	Air Lease Corp. (a)	9,024
310	MSC Industrial Direct Co., Inc., Class A	23,360
444	Rush Enterprises, Inc., Class A (a)	9,177
147	Watsco, Inc.	11,040

		52,601

	Total Industrials	243,055

	Information Technology — 36.0%
	Communications Equipment — 3.9%
524	Aruba Networks, Inc. (a)	10,875
152	F5 Networks, Inc. (a)	14,777
115	Palo Alto Networks, Inc. (a)	6,149
423	QUALCOMM, Inc.	26,234

		58,035

	Computers & Peripherals — 9.5%
216	Apple, Inc.	114,895
694	EMC Corp. (a)	17,563
323	Fusion-io, Inc. (a)	7,409

		139,867

	Internet Software & Services — 8.9%
435	Dealertrack Technologies, Inc. (a)	12,487
508	eBay, Inc. (a)	25,939
81	Google, Inc., Class A (a)	57,530
73	LinkedIn Corp., Class A (a)	8,336

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
293	OpenTable, Inc. (a)	14,284
181	Rackspace Hosting, Inc. (a)	13,435

		132,011

	IT Services — 5.7%
129	Alliance Data Systems Corp. (a)	18,703
297	FleetCor Technologies, Inc. (a)	15,924
46	MasterCard, Inc., Class A	22,697
179	Visa, Inc., Class A	27,163

		84,487

	Semiconductors & Semiconductor Equipment — 2.9%
167	ASML Holding N.V., (Netherlands)	10,768
563	Avago Technologies Ltd., (Singapore)	17,822
408	Broadcom Corp., Class A (a)	13,546

		42,136

	Software — 5.1%
380	Infoblox, Inc. (a)	6,832
617	Nuance Communications, Inc. (a)	13,767
198	Red Hat, Inc. (a)	10,470
87	Salesforce.com, Inc. (a)	14,641
174	SolarWinds, Inc. (a)	9,105
261	Splunk, Inc. (a)	7,563
378	TIBCO Software, Inc. (a)	8,313
92	Workday, Inc., Class A (a)	5,009

		75,700

	Total Information Technology	532,236

	Materials — 4.2%
	Chemicals — 4.2%
276	FMC Corp.	16,152
105	PPG Industries, Inc.	14,225
202	Sherwin-Williams Co. (The)	31,087

	Total Materials	61,464

	Total Common Stocks (Cost $1,195,983)	1,474,911

Short-Term Investment — 0.1%
	Investment Company — 0.1%
1,981	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $1,981)	1,981

	Total Investments — 99.9% (Cost $1,197,964)	1,476,892
	Other Assets in Excess of Liabilities — 0.1%	1,931

	NET ASSETS — 100.0%	$1,478,823

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JP Morgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 16.8%
	Auto Components — 1.6%
614	Allison Transmission Holdings, Inc.	12,538

	Automobiles — 2.1%
332	Harley-Davidson, Inc.	16,212

	Distributors — 1.4%
164	Genuine Parts Co.	10,417

	Hotels, Restaurants & Leisure — 3.9%
382	Brinker International, Inc.	11,850
73	Cracker Barrel Old Country Store, Inc.	4,710
264	Penn National Gaming, Inc. (a)	12,988

		29,548

	Household Durables — 1.9%
281	Jarden Corp. (a)	14,540

	Multiline Retail — 1.6%
231	Nordstrom, Inc.	12,367

	Specialty Retail — 2.9%
760	American Eagle Outfitters, Inc.	15,586
215	Gap, Inc. (The)	6,680

		22,266

	Textiles, Apparel & Luxury Goods — 1.4%
257	Deckers Outdoor Corp. (a)	10,329

	Total Consumer Discretionary	128,217

	Energy — 9.7%
	Energy Equipment & Services — 4.2%
1,045	Patterson-UTI Energy, Inc.	19,463
284	Tidewater, Inc.	12,685

		32,148

	Oil, Gas & Consumable Fuels — 5.5%
321	Cimarex Energy Co.	18,505
448	Devon Energy Corp.	23,298

		41,803

	Total Energy	73,951

	Financials — 22.3%
	Capital Markets — 7.7%
41	BlackRock, Inc.	8,475
110	Franklin Resources, Inc.	13,865
99	Greenhill & Co., Inc.	5,162
450	HFF, Inc., Class A	6,699
825	Janus Capital Group, Inc.	7,033
1,023	TD Ameritrade Holding Corp.	17,198

		58,432

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 5.5%
997	Associated Banc-Corp.	13,077
487	First Republic Bank	15,969
308	SunTrust Banks, Inc.	8,735
333	Umpqua Holdings Corp.	3,920

		41,701

	Insurance — 4.6%
288	Chubb Corp. (The)	21,703
318	ProAssurance Corp.	13,436

		35,139

	Real Estate Investment Trusts (REITs) — 4.5%
174	Mid-America Apartment Communities, Inc.	11,252
231	National Retail Properties, Inc.	7,219
828	RLJ Lodging Trust	16,044

		34,515

	Total Financials	169,787

	Health Care — 5.6%
	Health Care Equipment & Supplies — 1.0%
78	IDEXX Laboratories, Inc. (a)	7,283

	Health Care Providers & Services — 4.6%
85	Cigna Corp.	4,544
149	Laboratory Corp. of America Holdings (a)	12,936
328	UnitedHealth Group, Inc.	17,811

		35,291

	Total Health Care	42,574

	Industrials — 17.7%
	Aerospace & Defense — 1.2%
68	TransDigm Group, Inc.	9,215

	Commercial Services & Supplies — 5.4%
548	Herman Miller, Inc.	11,741
859	Waste Connections, Inc.	29,018

		40,759

	Electrical Equipment — 1.1%
118	Regal-Beloit Corp.	8,298

	Machinery — 7.1%
122	Cummins, Inc.	13,251
264	Joy Global, Inc.	16,812
652	Rexnord Corp. (a)	13,894
242	Toro Co. (The)	10,404

		54,361

	Road & Rail — 1.5%
184	Norfolk Southern Corp.	11,376

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Trading Companies & Distributors — 1.4%
53	W.W. Grainger, Inc.	10,645

	Total Industrials	134,654

	Information Technology — 10.4%
	Computers & Peripherals — 1.4%
309	NetApp, Inc. (a)	10,355

	Electronic Equipment, Instruments & Components — 2.2%
266	Anixter International, Inc.	17,035

	Semiconductors & Semiconductor Equipment — 3.0%
653	Freescale Semiconductor Ltd. (a)	7,192
455	Linear Technology Corp.	15,608

		22,800

	Software — 3.8%
155	Citrix Systems, Inc. (a)	10,218
299	MICROS Systems, Inc. (a)	12,689
68	Solera Holdings, Inc.	3,624
87	Splunk, Inc. (a)	2,530

		29,061

	Total Information Technology	79,251

	Materials — 9.3%
	Chemicals — 1.9%
124	Airgas, Inc.	11,343
70	Scotts Miracle-Gro Co. (The), Class A	3,082

		14,425

	Containers & Packaging — 5.0%
473	Crown Holdings, Inc. (a)	17,417
502	Silgan Holdings, Inc.	20,885

		38,302

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 2.4%
299	Reliance Steel & Aluminum Co.	18,545

	Total Materials	71,272

	Utilities — 6.1%
	Electric Utilities — 1.0%
167	Southern Co. (The)	7,168

	Multi-Utilities — 5.1%
689	CMS Energy Corp.	16,803
208	NorthWestern Corp.	7,221
145	PG&E Corp.	5,814
253	Wisconsin Energy Corp.	9,330

		39,168

	Total Utilities	46,336

	Total Common Stocks (Cost $706,155)	746,042

Short-Term Investment — 1.9%
	Investment Company — 1.9%
14,817	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $14,817)	14,817

	Total Investments — 99.8% (Cost $720,972)	760,859
	Other Assets in Excess of Liabilities — 0.2%	1,410

	NET ASSETS — 100.0%	$762,269

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 20.4%
	Auto Components — 0.3%
159	Allison Transmission Holdings, Inc.	3,237

	Automobiles — 1.0%
117	Harley-Davidson, Inc.	5,714
108	Tesla Motors, Inc. (a)	3,645

		9,359

	Distributors — 0.5%
75	Genuine Parts Co.	4,800

	Hotels, Restaurants & Leisure — 3.4%
62	Darden Restaurants, Inc.	2,781
329	Marriott International, Inc., Class A	12,279
22	Panera Bread Co., Class A (a)	3,462
118	Penn National Gaming, Inc. (a)	5,785
106	Royal Caribbean Cruises Ltd.	3,587
58	Yum! Brands, Inc.	3,873

		31,767

	Household Durables — 1.1%
28	Jarden Corp. (a)	1,463
62	Mohawk Industries, Inc. (a)	5,576
99	Toll Brothers, Inc. (a)	3,207

		10,246

	Internet & Catalog Retail — 1.1%
126	Expedia, Inc.	7,772
54	TripAdvisor, Inc. (a)	2,278

		10,050

	Media — 2.6%
22	AMC Networks, Inc., Class A (a)	1,082
79	Cablevision Systems Corp., Class A	1,178
103	CBS Corp. (Non-Voting), Class B	3,924
130	Clear Channel Outdoor Holdings, Inc., Class A	913
71	Discovery Communications, Inc., Class A (a)	4,482
147	DISH Network Corp., Class A	5,344
76	Gannett Co., Inc.	1,365
105	Madison Square Garden Co. (The), Class A (a)	4,639
2	Washington Post Co. (The), Class B	823

		23,750

	Multiline Retail — 1.2%
79	Family Dollar Stores, Inc.	5,004
152	Kohl's Corp.	6,551

		11,555

	Specialty Retail — 6.9%
17	AutoZone, Inc. (a)	5,940
149	Bed Bath & Beyond, Inc. (a)	8,327

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
228	Gap, Inc. (The)	7,079
102	GNC Holdings, Inc., Class A	3,405
74	O'Reilly Automotive, Inc. (a)	6,572
138	PetSmart, Inc.	9,421
129	Sally Beauty Holdings, Inc. (a)	3,031
63	Tiffany & Co.	3,596
100	TJX Cos., Inc.	4,249
171	Urban Outfitters, Inc. (a)	6,738
120	Williams-Sonoma, Inc.	5,261

		63,619

	Textiles, Apparel & Luxury Goods — 2.3%
133	Michael Kors Holdings Ltd., (Hong Kong) (a)	6,777
44	PVH Corp.	4,889
62	V.F. Corp.	9,416

		21,082

	Total Consumer Discretionary	189,465

	Consumer Staples — 4.2%
	Beverages — 1.7%
86	Beam, Inc.	5,281
36	Brown-Forman Corp., Class B	2,263
91	Dr. Pepper Snapple Group, Inc.	4,036
78	Monster Beverage Corp. (a)	4,119

		15,699

	Food Products — 1.8%
56	Hershey Co. (The)	4,075
19	JM Smucker Co. (The)	1,665
58	Mead Johnson Nutrition Co.	3,842
42	Ralcorp Holdings, Inc. (a)	3,780
198	WhiteWave Foods Co., Class A (a)	3,075

		16,437

	Household Products — 0.5%
62	Energizer Holdings, Inc.	4,941

	Personal Products — 0.2%
57	Herbalife Ltd., (Cayman Islands)	1,865

	Total Consumer Staples	38,942

	Energy — 5.7%
	Energy Equipment & Services — 0.9%
87	Cameron International Corp. (a)	4,886
63	Oceaneering International, Inc.	3,389

		8,275

	Oil, Gas & Consumable Fuels — 4.8%
104	Concho Resources, Inc. (a)	8,386
79	Devon Energy Corp.	4,120

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
165	Energen Corp.	7,457
85	EQT Corp.	5,009
140	Laredo Petroleum Holdings, Inc. (a)	2,539
78	Marathon Petroleum Corp.	4,882
55	PBF Energy, Inc. (a)	1,604
113	QEP Resources, Inc.	3,419
74	Range Resources Corp.	4,675
90	Williams Cos., Inc. (The)	2,946

		45,037

	Total Energy	53,312

	Financials — 17.3%
	Capital Markets — 4.4%
120	Ameriprise Financial, Inc.	7,507
266	Blackstone Group LP (The)	4,150
329	Charles Schwab Corp. (The)	4,723
184	Invesco Ltd.	4,802
125	Lazard Ltd., (Bermuda), Class A	3,739
79	Northern Trust Corp.	3,978
183	T. Rowe Price Group, Inc.	11,924

		40,823

	Commercial Banks — 4.1%
63	City National Corp.	3,132
41	Cullen/Frost Bankers, Inc.	2,234
372	Fifth Third Bancorp	5,651
56	First Republic Bank	1,829
284	Huntington Bancshares, Inc.	1,815
118	M&T Bank Corp.	11,619
64	Signature Bank (a)	4,552
166	SunTrust Banks, Inc.	4,699
122	Zions Bancorp	2,603

		38,134

	Diversified Financial Services — 0.8%
142	Moody's Corp.	7,125

	Insurance — 5.3%
16	Alleghany Corp. (a)	5,316
118	Axis Capital Holdings Ltd., (Bermuda)	4,095
56	Chubb Corp. (The)	4,201
137	Hartford Financial Services Group, Inc.	3,081
194	Loews Corp.	7,897
207	Marsh & McLennan Cos., Inc.	7,120
262	Old Republic International Corp.	2,785
116	OneBeacon Insurance Group Ltd., Class A	1,607
169	Unum Group	3,524

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued

129	W.R. Berkley Corp.	4,869
204	XL Group plc, (Ireland)	5,105

		49,600

	Real Estate Investment Trusts (REITs) — 1.8%
108	Annaly Capital Management, Inc.	1,518
78	HCP, Inc.	3,538
107	Prologis, Inc.	3,897
86	Regency Centers Corp.	4,070
46	Vornado Realty Trust	3,723

		16,746

	Real Estate Management & Development — 0.4%
203	Brookfield Office Properties, Inc.	3,446

	Thrifts & Mortgage Finance — 0.5%
122	Capitol Federal Financial, Inc.	1,429
282	People's United Financial, Inc.	3,404

		4,833

	Total Financials	160,707

	Health Care — 9.3%
	Biotechnology — 1.5%
36	Alexion Pharmaceuticals, Inc. (a)	3,358
50	Onyx Pharmaceuticals, Inc. (a)	3,784
23	Regeneron Pharmaceuticals, Inc. (a)	3,952
74	Vertex Pharmaceuticals, Inc. (a)	3,108

		14,202

	Health Care Equipment & Supplies — 1.1%
44	CareFusion Corp. (a)	1,243
64	Sirona Dental Systems, Inc. (a)	4,132
131	Thoratec Corp. (a)	4,896

		10,271

	Health Care Providers & Services — 3.6%
114	AmerisourceBergen Corp.	4,907
211	Brookdale Senior Living, Inc. (a)	5,340
103	Cigna Corp.	5,489
36	DaVita HealthCare Partners, Inc. (a)	3,924
90	Health Net, Inc. (a)	2,175
36	Henry Schein, Inc. (a)	2,863
123	Humana, Inc.	8,463

		33,161

	Life Sciences Tools & Services — 1.5%
174	Agilent Technologies, Inc.	7,128
214	Bruker Corp. (a)	3,266

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — Continued
64	Illumina, Inc. (a)	3,584

		13,978

	Pharmaceuticals — 1.6%
33	Perrigo Co.	3,423
94	Valeant Pharmaceuticals International, Inc., (Canada) (a)	5,606
72	Watson Pharmaceuticals, Inc. (a)	6,166

		15,195

	Total Health Care	86,807

	Industrials — 13.7%
	Aerospace & Defense — 0.8%
45	Alliant Techsystems, Inc.	2,808
30	TransDigm Group, Inc.	4,145

		6,953

	Building Products — 1.2%
62	Armstrong World Industries, Inc.	3,166
278	Fortune Brands Home & Security, Inc. (a)	8,115

		11,281

	Commercial Services & Supplies — 1.2%
173	Republic Services, Inc.	5,063
67	Stericycle, Inc. (a)	6,226

		11,289

	Construction & Engineering — 0.6%
96	Fluor Corp.	5,651

	Electrical Equipment — 2.2%
56	Acuity Brands, Inc.	3,813
126	AMETEK, Inc.	4,744
72	Generac Holdings, Inc.	2,453
70	Regal-Beloit Corp.	4,941
58	Rockwell Automation, Inc.	4,830

		20,781

	Industrial Conglomerates — 1.3%
210	Carlisle Cos., Inc.	12,354

	Machinery — 2.5%
90	IDEX Corp.	4,180
122	Pall Corp.	7,340
153	Rexnord Corp. (a)	3,262
53	Snap-on, Inc.	4,171
43	Wabtec Corp.	3,744

		22,697

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.8%
72	Equifax, Inc.	3,880
121	Nielsen Holdings N.V. (a)	3,695

		7,575

	Road & Rail — 1.4%
54	Canadian Pacific Railway Ltd., (Canada)	5,437
123	J.B. Hunt Transport Services, Inc.	7,338

		12,775

	Trading Companies & Distributors — 1.7%
131	Air Lease Corp. (a)	2,810
173	MSC Industrial Direct Co., Inc., Class A	13,044

		15,854

	Total Industrials	127,210

	Information Technology — 14.5%
	Communications Equipment — 1.2%
152	Aruba Networks, Inc. (a)	3,152
59	F5 Networks, Inc. (a)	5,722
35	Palo Alto Networks, Inc. (a)	1,847

		10,721

	Computers & Peripherals — 0.3%
121	Fusion-io, Inc. (a)	2,765

	Electronic Equipment, Instruments & Components — 1.8%
181	Amphenol Corp., Class A	11,742
138	Arrow Electronics, Inc. (a)	5,256

		16,998

	Internet Software & Services — 1.4%
33	LinkedIn Corp., Class A (a)	3,766
87	OpenTable, Inc. (a)	4,246
64	Rackspace Hosting, Inc. (a)	4,738

		12,750

	IT Services — 2.8%
70	Alliance Data Systems Corp. (a)	10,133
117	CoreLogic, Inc. (a)	3,152
126	FleetCor Technologies, Inc. (a)	6,749
145	Jack Henry & Associates, Inc.	5,712

		25,746

	Semiconductors & Semiconductor Equipment — 3.4%
155	Analog Devices, Inc.	6,512
212	Avago Technologies Ltd., (Singapore)	6,725
109	KLA-Tencor Corp.	5,182
117	Microchip Technology, Inc. (c)	3,813
264	Xilinx, Inc.	9,494

		31,726

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — 3.6%
59	Citrix Systems, Inc. (a)	3,892
39	FactSet Research Systems, Inc.	3,399
145	Fortinet, Inc. (a)	3,047
227	Nuance Communications, Inc. (a)	5,067
80	Red Hat, Inc. (a)	4,237
62	SolarWinds, Inc. (a)	3,268
73	Splunk, Inc. (a)	2,118
129	Synopsys, Inc. (a)	4,121
131	TIBCO Software, Inc. (a)	2,879
28	Workday, Inc., Class A (a)	1,510

		33,538

	Total Information Technology	134,244

	Materials — 6.8%
	Chemicals — 5.1%
58	Airgas, Inc.	5,266
76	Albemarle Corp.	4,728
104	FMC Corp.	6,074
59	PPG Industries, Inc.	7,972
95	Sherwin-Williams Co. (The)	14,618
64	Sigma-Aldrich Corp.	4,744
60	W.R. Grace & Co. (a)	4,027

		47,429

	Containers & Packaging — 1.7%
164	Ball Corp.	7,349
57	Rock-Tenn Co., Class A	4,002
112	Silgan Holdings, Inc.	4,657

		16,008

	Total Materials	63,437

	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
76	Telephone & Data Systems, Inc.	1,672

	Utilities — 4.4%
	Electric Utilities — 1.5%
256	NV Energy, Inc.	4,647

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
162	Westar Energy, Inc.	4,649
187	Xcel Energy, Inc.	4,985

		14,281

	Gas Utilities — 0.4%
54	ONEOK, Inc.	2,304
59	Questar Corp.	1,158

		3,462

	Multi-Utilities — 2.5%
212	CenterPoint Energy, Inc.	4,081
207	CMS Energy Corp.	5,050
193	NiSource, Inc.	4,798
71	Sempra Energy	5,012
111	Wisconsin Energy Corp.	4,090

		23,031

	Total Utilities	40,774

	Total Common Stocks (Cost $723,340)	896,570

Short-Term Investment — 3.3%
	Investment Company — 3.3%
30,318	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $30,318)	30,318

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
1,056	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $1,056)	1,056

	Total Investments — 99.9% (Cost $754,714)	927,944
	Other Assets in Excess of Liabilities — 0.1%	969

	NET ASSETS — 100.0%	$928,913

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.6%
	Consumer Discretionary — 20.6%
	Auto Components — 0.7%
479	Allison Transmission Holdings, Inc.	9,773

	Automobiles — 2.0%
352	Harley-Davidson, Inc.	17,182
320	Tesla Motors, Inc. (a)	10,838

		28,020

	Hotels, Restaurants & Leisure — 4.3%
571	Marriott International, Inc., Class A	21,292
65	Panera Bread Co., Class A (a)	10,261
353	Penn National Gaming, Inc. (a)	17,316
319	Royal Caribbean Cruises Ltd.	10,832

		59,701

	Household Durables — 0.7%
299	Toll Brothers, Inc. (a)	9,670

	Internet & Catalog Retail — 0.9%
204	Expedia, Inc.	12,536

	Media — 2.0%
213	Discovery Communications, Inc., Class A (a)	13,515
311	Madison Square Garden Co. (The), Class A (a)	13,780

		27,295

	Specialty Retail — 7.1%
161	Bed Bath & Beyond, Inc. (a)	8,979
298	Gap, Inc. (The)	9,259
308	GNC Holdings, Inc., Class A	10,244
220	O'Reilly Automotive, Inc. (a)	19,699
307	PetSmart, Inc.	20,967
388	Sally Beauty Holdings, Inc. (a)	9,138
508	Urban Outfitters, Inc. (a)	20,011

		98,297

	Textiles, Apparel & Luxury Goods — 2.9%
394	Michael Kors Holdings Ltd., (Hong Kong) (a)	20,116
133	V.F. Corp.	20,109

		40,225

	Total Consumer Discretionary	285,517

	Consumer Staples — 2.8%
	Beverages — 0.9%
231	Monster Beverage Corp. (a)	12,231

	Food Products — 1.5%
174	Mead Johnson Nutrition Co.	11,491
603	WhiteWave Foods Co., Class A (a)	9,371

		20,862

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.4%
173	Herbalife Ltd., (Cayman Islands)	5,685

	Total Consumer Staples	38,778

	Energy — 5.2%
	Energy Equipment & Services — 1.8%
260	Cameron International Corp. (a)	14,706
190	Oceaneering International, Inc.	10,193

		24,899

	Oil, Gas & Consumable Fuels — 3.4%
310	Concho Resources, Inc. (a)	24,933
424	Laredo Petroleum Holdings, Inc. (a)	7,691
228	Range Resources Corp.	14,294

		46,918

	Total Energy	71,817

	Financials — 8.8%
	Capital Markets — 3.3%
813	Blackstone Group LP (The)	12,675
380	Lazard Ltd., (Bermuda), Class A	11,348
329	T. Rowe Price Group, Inc.	21,411

		45,434

	Commercial Banks — 2.2%
166	M&T Bank Corp.	16,376
192	Signature Bank (a)	13,726

		30,102

	Diversified Financial Services — 1.6%
430	Moody's Corp.	21,659

	Insurance — 0.9%
361	Axis Capital Holdings Ltd., (Bermuda)	12,505

	Real Estate Investment Trusts (REITs) — 0.8%
319	Prologis, Inc.	11,651

	Total Financials	121,351

	Health Care — 15.0%
	Biotechnology — 3.1%
108	Alexion Pharmaceuticals, Inc. (a)	10,103
150	Onyx Pharmaceuticals, Inc. (a)	11,352
70	Regeneron Pharmaceuticals, Inc. (a)	11,975
226	Vertex Pharmaceuticals, Inc. (a)	9,487

		42,917

	Health Care Equipment & Supplies — 2.0%
196	Sirona Dental Systems, Inc. (a)	12,621
399	Thoratec Corp. (a)	14,967

		27,588

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 3.5%
640	Brookdale Senior Living, Inc. (a)	16,197
107	DaVita HealthCare Partners, Inc. (a)	11,815
270	Health Net, Inc. (a)	6,571
214	Humana, Inc.	14,709

		49,292

	Life Sciences Tools & Services — 3.1%
525	Agilent Technologies, Inc.	21,479
652	Bruker Corp. (a)	9,961
197	Illumina, Inc. (a)	10,940

		42,380

	Pharmaceuticals — 3.3%
99	Perrigo Co.	10,330
282	Valeant Pharmaceuticals International, Inc., (Canada) (a)	16,879
220	Watson Pharmaceuticals, Inc. (a)	18,946

		46,155

	Total Health Care	208,332

	Industrials — 17.7%
	Aerospace & Defense — 0.9%
91	TransDigm Group, Inc.	12,341

	Building Products — 1.7%
189	Armstrong World Industries, Inc.	9,583
474	Fortune Brands Home & Security, Inc. (a)	13,862

		23,445

	Commercial Services & Supplies — 1.4%
204	Stericycle, Inc. (a)	19,052

	Construction & Engineering — 1.2%
291	Fluor Corp.	17,064

	Electrical Equipment — 2.4%
172	Acuity Brands, Inc.	11,670
217	Generac Holdings, Inc.	7,442
173	Rockwell Automation, Inc.	14,530

		33,642

	Industrial Conglomerates — 1.7%
398	Carlisle Cos., Inc.	23,381

	Machinery — 2.4%
369	Pall Corp.	22,218
129	Wabtec Corp.	11,311

		33,529

	Professional Services — 0.8%
369	Nielsen Holdings N.V. (a)	11,278

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 2.8%
161	Canadian Pacific Railway Ltd., (Canada)	16,371
370	J.B. Hunt Transport Services, Inc.	22,099

		38,470

	Trading Companies & Distributors — 2.4%
388	Air Lease Corp. (a)	8,344
327	MSC Industrial Direct Co., Inc., Class A	24,664

		33,008

	Total Industrials	245,210

	Information Technology — 22.2%
	Communications Equipment — 2.3%
457	Aruba Networks, Inc. (a)	9,487
177	F5 Networks, Inc. (a)	17,225
103	Palo Alto Networks, Inc. (a)	5,518

		32,230

	Computers & Peripherals — 0.6%
357	Fusion-io, Inc. (a)	8,181

	Electronic Equipment, Instruments & Components — 1.2%
265	Amphenol Corp., Class A	17,158

	Internet Software & Services — 2.8%
98	LinkedIn Corp., Class A (a)	11,298
259	OpenTable, Inc. (a)	12,659
195	Rackspace Hosting, Inc. (a)	14,468

		38,425

	IT Services — 4.4%
212	Alliance Data Systems Corp. (a)	30,646
352	CoreLogic, Inc. (a)	9,468
379	FleetCor Technologies, Inc. (a)	20,344

		60,458

	Semiconductors & Semiconductor Equipment — 4.5%
650	Avago Technologies Ltd., (Singapore)	20,576
328	KLA-Tencor Corp.	15,670
351	Microchip Technology, Inc.	11,426
428	Xilinx, Inc.	15,347

		63,019

	Software — 6.4%
177	Citrix Systems, Inc. (a)	11,651
116	FactSet Research Systems, Inc.	10,171
441	Fortinet, Inc. (a)	9,294
694	Nuance Communications, Inc. (a)	15,486
238	Red Hat, Inc. (a)	12,606
187	SolarWinds, Inc. (a)	9,813
222	Splunk, Inc. (a)	6,451

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
395	TIBCO Software, Inc. (a)	8,696
83	Workday, Inc., Class A (a)	4,513

		88,681

	Total Information Technology	308,152

	Materials — 6.3%
	Chemicals — 6.3%
312	FMC Corp.	18,276
177	PPG Industries, Inc.	23,984
214	Sherwin-Williams Co. (The)	32,856
183	W.R. Grace & Co. (a)	12,296

	Total Materials	87,412

	Total Common Stocks (Cost $1,086,855)	1,366,569

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.0%
	Investment Company — 1.0%
13,350	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $13,350)	13,350

	Total Investments — 99.6% (Cost $1,100,205)	1,379,919
	Other Assets in Excess of Liabilities — 0.4%	5,781

	NET ASSETS — 100.0%	$1,385,700

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Consumer Discretionary — 20.3%
	Distributors — 1.0%
1,591	Genuine Parts Co.	101,138

	Hotels, Restaurants & Leisure — 2.6%
1,305	Darden Restaurants, Inc.	58,820
2,956	Marriott International, Inc., Class A	110,182
1,264	Yum! Brands, Inc.	83,929

		252,931

	Household Durables — 1.5%
574	Jarden Corp. (a)	29,682
1,265	Mohawk Industries, Inc. (a)	114,421

		144,103

	Internet & Catalog Retail — 1.3%
1,214	Expedia, Inc.	74,596
1,154	TripAdvisor, Inc. (a)	48,438

		123,034

	Media — 3.1%
454	AMC Networks, Inc., Class A (a)	22,480
1,635	Cablevision Systems Corp., Class A	24,427
2,219	CBS Corp. (Non-Voting), Class B	84,422
2,612	Clear Channel Outdoor Holdings, Inc., Class A (a)	18,339
3,159	DISH Network Corp., Class A	114,996
1,574	Gannett Co., Inc.	28,355
42	Washington Post Co. (The), Class B (c)	15,408

		308,427

	Multiline Retail — 2.5%
1,691	Family Dollar Stores, Inc.	107,220
3,196	Kohl's Corp.	137,348

		244,568

	Specialty Retail — 6.7%
357	AutoZone, Inc. (a)	126,441
2,051	Bed Bath & Beyond, Inc. (a)	114,688
2,732	Gap, Inc. (The)	84,786
752	PetSmart, Inc.	51,364
1,323	Tiffany & Co.	75,888
2,129	TJX Cos., Inc.	90,375
2,570	Williams-Sonoma, Inc.	112,502

		656,044

	Textiles, Apparel & Luxury Goods — 1.6%
936	PVH Corp.	103,893
373	V.F. Corp.	56,274

		160,167

	Total Consumer Discretionary	1,990,412

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 5.6%
	Beverages — 2.5%
1,841	Beam, Inc.	112,455
762	Brown-Forman Corp., Class B	48,212
1,927	Dr. Pepper Snapple Group, Inc.	85,124

		245,791

	Food Products — 2.0%
1,190	Hershey Co. (The)	85,955
402	JM Smucker Co. (The)	34,672
880	Ralcorp Holdings, Inc. (a)	78,859

		199,486

	Household Products — 1.1%
1,302	Energizer Holdings, Inc.	104,101

	Total Consumer Staples	549,378

	Energy — 6.4%
	Oil, Gas & Consumable Fuels — 6.4%
1,669	Devon Energy Corp.	86,876
3,403	Energen Corp.	153,443
1,784	EQT Corp.	105,230
1,653	Marathon Petroleum Corp.	104,110
1,152	PBF Energy, Inc. (a)	33,451
2,385	QEP Resources, Inc.	72,202
2,102	Williams Cos., Inc. (The)	68,812

	Total Energy	624,124

	Financials — 26.1%
	Capital Markets — 5.7%
2,458	Ameriprise Financial, Inc.	153,915
7,451	Charles Schwab Corp. (The)	107,000
3,996	Invesco Ltd.	104,258
1,735	Northern Trust Corp.	87,019
1,636	T. Rowe Price Group, Inc.	106,559

		558,751

	Commercial Banks — 6.1%
1,300	City National Corp.	64,379
834	Cullen/Frost Bankers, Inc.	45,269
8,240	Fifth Third Bancorp	125,172
1,198	First Republic Bank	39,280
5,837	Huntington Bancshares, Inc.	37,301
1,351	M&T Bank Corp.	133,074
3,402	SunTrust Banks, Inc.	96,444
2,497	Zions Bancorp	53,440

		594,359

	Insurance — 9.7%
325	Alleghany Corp. (a)	109,096

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
1,176	Chubb Corp. (The)	88,582
2,902	Hartford Financial Services Group, Inc.	65,110
4,193	Loews Corp.	170,864
4,345	Marsh & McLennan Cos., Inc.	149,777
5,370	Old Republic International Corp.	57,190
2,227	OneBeacon Insurance Group Ltd., Class A	30,955
3,714	Unum Group	77,334
2,619	W.R. Berkley Corp.	98,824
4,291	XL Group plc, (Ireland)	107,544

		955,276

	Real Estate Investment Trusts (REITs) — 2.9%
2,572	Annaly Capital Management, Inc.	36,116
1,653	HCP, Inc.	74,683
1,822	Regency Centers Corp.	85,850
1,033	Vornado Realty Trust	82,683

		279,332

	Real Estate Management & Development — 0.7%
4,277	Brookfield Office Properties, Inc.	72,760

	Thrifts & Mortgage Finance — 1.0%
2,512	Capitol Federal Financial, Inc.	29,370
5,936	People's United Financial, Inc.	71,766

		101,136

	Total Financials	2,561,614

	Health Care — 3.9%
	Health Care Equipment & Supplies — 0.3%
946	CareFusion Corp. (a)	27,042

	Health Care Providers & Services — 3.6%
2,394	AmerisourceBergen Corp.	103,381
2,162	Cigna Corp.	115,575
813	Henry Schein, Inc. (a)	65,391
1,094	Humana, Inc.	75,091

		359,438

	Total Health Care	386,480

	Industrials — 9.9%
	Aerospace & Defense — 0.6%
958	Alliant Techsystems, Inc.	59,367

	Building Products — 0.7%
2,519	Fortune Brands Home & Security, Inc. (a)	73,615

	Commercial Services & Supplies — 1.1%
3,594	Republic Services, Inc.	105,425

	Electrical Equipment — 2.1%
2,661	AMETEK, Inc.	99,962

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
1,477	Regal-Beloit Corp.	104,110

		204,072

	Industrial Conglomerates — 1.0%
1,642	Carlisle Cos., Inc.	96,492

	Machinery — 2.5%
1,923	IDEX Corp.	89,478
3,237	Rexnord Corp. (a)	68,953
1,125	Snap-on, Inc.	88,895

		247,326

	Professional Services — 0.8%
1,513	Equifax, Inc.	81,877

	Trading Companies & Distributors — 1.1%
1,424	MSC Industrial Direct Co., Inc., Class A	107,378

	Total Industrials	975,552

	Information Technology — 7.0%
	Electronic Equipment, Instruments & Components — 2.5%
2,037	Amphenol Corp., Class A	131,791
3,033	Arrow Electronics, Inc. (a)	115,495

		247,286

	IT Services — 1.2%
3,063	Jack Henry & Associates, Inc.	120,253

	Semiconductors & Semiconductor Equipment — 2.4%
3,308	Analog Devices, Inc.	139,126
2,766	Xilinx, Inc.	99,313

		238,439

	Software — 0.9%
2,730	Synopsys, Inc. (a)	86,921

	Total Information Technology	692,899

	Materials — 7.5%
	Chemicals — 4.0%
1,233	Airgas, Inc.	112,561
1,698	Albemarle Corp.	105,452
510	Sherwin-Williams Co. (The)	78,431
1,359	Sigma-Aldrich Corp.	99,980

		396,424

	Containers & Packaging — 3.5%
3,454	Ball Corp.	154,578
1,286	Rock-Tenn Co., Class A	89,915
2,339	Silgan Holdings, Inc.	97,273

		341,766

	Total Materials	738,190

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 0.4%
	Wireless Telecommunication Services — 0.4%
1,685	Telephone & Data Systems, Inc.	37,301

	Utilities — 8.8%
	Electric Utilities — 3.0%
5,399	NV Energy, Inc.	97,932
3,423	Westar Energy, Inc.	97,980
3,926	Xcel Energy, Inc.	104,856

		300,768

	Gas Utilities — 0.8%
1,171	ONEOK, Inc.	50,074
1,268	Questar Corp.	25,052

		75,126

	Multi-Utilities — 5.0%
4,707	CenterPoint Energy, Inc.	90,618
4,364	CMS Energy Corp.	106,389
4,049	NiSource, Inc.	100,789
1,484	Sempra Energy	105,284
2,341	Wisconsin Energy Corp.	86,250

		489,330

	Total Utilities	865,224

	Total Common Stocks (Cost $7,320,401)	9,421,174

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.1%
	Investment Company — 5.1%
502,110	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $502,110)	502,110

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
3,656	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $3,656)	3,656

	Total Investments — 101.0% (Cost $7,826,167)	9,926,940
	Liabilities in Excess of Other Assets — (1.0)%	(99,277)

	NET ASSETS — 100.0%	$9,827,663

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 101.3% (j)
Common Stocks — 87.5%
	Consumer Discretionary — 16.1%
	Auto Components — 1.5%
63	Cooper Tire & Rubber Co.	1,599
103	Dana Holding Corp.	1,606
33	Goodyear Tire & Rubber Co. (The) (a)	457
34	Lear Corp.	1,604
36	Tenneco, Inc. (a)	1,280
18	TRW Automotive Holdings Corp. (a)	991

		7,537

	Automobiles — 1.0%
113	Ford Motor Co.	1,463
63	General Motors Co. (a)	1,824
40	Thor Industries, Inc.	1,499

		4,786

	Diversified Consumer Services — 0.8%
38	Apollo Group, Inc., Class A (a)	794
30	Coinstar, Inc. (a)	1,541
13	H&R Block, Inc.	250
24	Weight Watchers International, Inc.	1,260

		3,845

	Hotels, Restaurants & Leisure — 2.2%
24	Bally Technologies, Inc. (a)	1,073
63	Brinker International, Inc.	1,953
22	Cracker Barrel Old Country Store, Inc.	1,382
71	International Game Technology	1,012
36	Marriott International, Inc., Class A	1,359
29	Marriott Vacations Worldwide Corp. (a)	1,224
16	MGM Resorts International (a)	186
61	Texas Roadhouse, Inc.	1,026
25	Wyndham Worldwide Corp.	1,312
1	Wynn Resorts Ltd.	163

		10,690

	Household Durables — 1.8%
24	D.R. Horton, Inc.	485
26	Garmin Ltd., (Switzerland)	1,054
40	Jarden Corp. (a)	2,043
29	MDC Holdings, Inc.	1,056
48	Newell Rubbermaid, Inc.	1,062
105	PulteGroup, Inc. (a)	1,903
17	Tempur-Pedic International, Inc. (a)	546
6	Whirlpool Corp.	570

		8,719

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.8%
26	Expedia, Inc.	1,590
48	HomeAway, Inc. (a)	1,053
67	Liberty Interactive Corp., Series A, (a)	1,310

		3,953

	Leisure Equipment & Products — 0.3%
5	Polaris Industries, Inc.	441
25	Sturm Ruger & Co., Inc.	1,140

		1,581

	Media — 2.3%
26	AMC Networks, Inc., Class A (a)	1,266
47	Comcast Corp., Class A	1,746
26	DISH Network Corp., Class A	953
51	Gannett Co., Inc.	924
36	Lions Gate Entertainment Corp. (a)	583
26	Madison Square Garden Co. (The), Class A (a)	1,160
21	News Corp., Class A	548
26	Omnicom Group, Inc.	1,285
22	Scripps Networks Interactive, Inc., Class A	1,291
52	Valassis Communications, Inc.	1,330

		11,086

	Multiline Retail — 0.1%
14	Macy's, Inc.	547

	Specialty Retail — 4.3%
58	American Eagle Outfitters, Inc.	1,187
34	ANN, Inc. (a)	1,142
33	Ascena Retail Group, Inc. (a)	602
32	AutoNation, Inc. (a)	1,277
37	Buckle, Inc. (The)	1,664
43	Chico's FAS, Inc.	789
47	Foot Locker, Inc.	1,507
45	Francesca's Holdings Corp. (a)	1,174
55	GameStop Corp., Class A	1,378
37	Gap, Inc. (The)	1,163
17	Genesco, Inc. (a)	917
32	GNC Holdings, Inc., Class A	1,078
18	Home Depot, Inc. (The)	1,105
13	O'Reilly Automotive, Inc. (a)	1,165
39	Penske Automotive Group, Inc.	1,174
3	PetSmart, Inc.	206
13	Ross Stores, Inc.	685
43	Select Comfort Corp. (a)	1,119
66	Staples, Inc.	758

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Specialty Retail — Continued
30	TJX Cos., Inc.	1,264

		21,354

	Textiles, Apparel & Luxury Goods — 1.0%
27	Carter's, Inc. (a)	1,489
11	Coach, Inc.	632
33	Hanesbrands, Inc. (a)	1,174
96	Jones Group, Inc. (The)	1,064
22	Vera Bradley, Inc. (a)	561

		4,920

	Total Consumer Discretionary	79,018

	Consumer Staples — 5.7%
	Beverages — 0.6%
46	Constellation Brands, Inc., Class A (a)	1,621
35	Molson Coors Brewing Co., Class B	1,500

		3,121

	Food & Staples Retailing — 1.2%
35	CVS Caremark Corp.	1,714
52	Kroger Co. (The)	1,356
1,035	Rite Aid Corp. (a)	1,408
80	Safeway, Inc.	1,440

		5,918

	Food Products — 2.3%
36	Archer-Daniels-Midland Co.	974
98	Dean Foods Co. (a)	1,613
41	Fresh Del Monte Produce, Inc.	1,067
24	Green Mountain Coffee Roasters, Inc. (a)	1,009
18	Ingredion, Inc.	1,183
14	JM Smucker Co. (The)	1,240
22	Sanderson Farms, Inc.	1,066
83	Smithfield Foods, Inc. (a)	1,789
76	Tyson Foods, Inc., Class A	1,474

		11,415

	Household Products — 0.5%
16	Energizer Holdings, Inc.	1,248
22	Spectrum Brands Holdings, Inc.	970

		2,218

	Personal Products — 0.5%
31	Herbalife Ltd., (Cayman Islands)	1,027
33	Nu Skin Enterprises, Inc., Class A	1,240

		2,267

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 0.6%
34	Altria Group, Inc.	1,083
8	Lorillard, Inc.	918
23	Universal Corp.	1,150

		3,151

	Total Consumer Staples	28,090

	Energy — 6.7%
	Energy Equipment & Services — 3.2%
8	Bristow Group, Inc.	435
65	C&J Energy Services, Inc. (a)	1,402
25	Ensco plc, (United Kingdom), Class A	1,477
102	Helix Energy Solutions Group, Inc. (a)	2,101
108	McDermott International, Inc. (a)	1,192
65	Nabors Industries Ltd., (Bermuda) (a)	946
17	Oil States International, Inc. (a)	1,228
19	Rowan Cos. plc, Class A (a)	610
99	RPC, Inc.	1,216
62	Superior Energy Services, Inc. (a)	1,279
22	Tidewater, Inc.	977
24	Transocean Ltd., (Switzerland)	1,056
31	Unit Corp. (a)	1,401
58	Weatherford International Ltd., (Switzerland) (a)	646

		15,966

	Oil, Gas & Consumable Fuels — 3.5%
12	Cabot Oil & Gas Corp.	576
4	Chevron Corp.	457
25	ConocoPhillips	1,433
44	Delek U.S. Holdings, Inc.	1,118
40	Energy XXI Bermuda Ltd., (Bermuda)	1,273
27	HollyFrontier Corp.	1,269
10	Noble Energy, Inc.	1,009
32	Oasis Petroleum, Inc. (a)	1,012
31	Phillips 66	1,665
19	Plains Exploration & Production Co. (a)	889
25	Rosetta Resources, Inc. (a)	1,129
32	Southwestern Energy Co. (a)	1,074
48	Stone Energy Corp. (a)	977
20	Tesoro Corp.	863
18	Valero Energy Corp.	625
60	Western Refining, Inc.	1,686

		17,055

	Total Energy	33,021

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Financials — 12.6%
	Capital Markets — 1.4%
9	Ameriprise Financial, Inc.	589
73	Ares Capital Corp.	1,277
54	Bank of New York Mellon Corp. (The)	1,398
40	Federated Investors, Inc., Class B	799
9	Goldman Sachs Group, Inc. (The)	1,193
117	Prospect Capital Corp.	1,277
12	State Street Corp.	545

		7,078

	Commercial Banks — 2.7%
69	BancorpSouth, Inc.	1,001
14	BB&T Corp.	414
67	East West Bancorp, Inc.	1,431
69	Fifth Third Bancorp	1,051
25	First Republic Bank	831
242	Huntington Bancshares, Inc.	1,543
61	KeyCorp	513
92	Regions Financial Corp.	659
35	SunTrust Banks, Inc.	993
27	Texas Capital Bancshares, Inc. (a)	1,212
57	U.S. Bancorp	1,810
45	Wells Fargo & Co.	1,554

		13,012

	Consumer Finance — 0.8%
31	Discover Financial Services	1,208
42	Ezcorp, Inc., Class A (a)	835
97	SLM Corp.	1,661

		3,704

	Diversified Financial Services — 0.9%
31	CBOE Holdings, Inc.	907
36	Citigroup, Inc.	1,424
15	Moody's Corp.	750
59	PHH Corp. (a)	1,349

		4,430

	Insurance — 5.9%
32	Aflac, Inc.	1,712
18	Allied World Assurance Co. Holdings AG, (Switzerland)	1,381
42	Allstate Corp. (The)	1,693
23	American International Group, Inc. (a)	816
36	Aspen Insurance Holdings Ltd., (Bermuda)	1,153
44	Assurant, Inc.	1,523
88	Assured Guaranty Ltd., (Bermuda)	1,258

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
3	CNA Financial Corp.	89
10	Everest Re Group Ltd., (Bermuda)	1,139
42	Fidelity National Financial, Inc., Class A	982
45	First American Financial Corp.	1,088
70	Genworth Financial, Inc., Class A (a)	523
83	Hartford Financial Services Group, Inc.	1,852
11	HCC Insurance Holdings, Inc.	425
72	Lincoln National Corp.	1,874
34	MetLife, Inc.	1,106
52	Montpelier Re Holdings Ltd., (Bermuda)	1,197
18	PartnerRe Ltd., (Bermuda)	1,460
26	Platinum Underwriters Holdings Ltd., (Bermuda)	1,175
15	Primerica, Inc.	461
65	Protective Life Corp.	1,856
10	Prudential Financial, Inc.	555
7	Reinsurance Group of America, Inc.	391
15	RenaissanceRe Holdings Ltd., (Bermuda)	1,215
9	Torchmark Corp.	481
16	Travelers Cos., Inc. (The)	1,168
14	Unum Group	292

		28,865

	Real Estate Investment Trusts (REITs) — 0.6%
20	Corporate Office Properties Trust	490
29	General Growth Properties, Inc.	585
15	Highwoods Properties, Inc.	505
6	Mid-America Apartment Communities, Inc.	403
9	Post Properties, Inc.	449
3	SL Green Realty Corp.	226
18	Weingarten Realty Investors	481

		3,139

	Thrifts & Mortgage Finance — 0.3%
45	Ocwen Financial Corp. (a)	1,558

	Total Financials	61,786

	Health Care — 8.3%
	Biotechnology — 1.2%
15	Amgen, Inc.	1,271
17	Cubist Pharmaceuticals, Inc. (a)	700
7	Gilead Sciences, Inc. (a)	543
64	Isis Pharmaceuticals, Inc. (a)	671
6	Onyx Pharmaceuticals, Inc. (a)	470
35	United Therapeutics Corp. (a)	1,858
14	Vertex Pharmaceuticals, Inc. (a)	591

		6,104

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Health Care Equipment & Supplies — 1.7%
4	Abbott Laboratories	238
51	Alere, Inc. (a)	937
8	Becton, Dickinson & Co.	594
93	Boston Scientific Corp. (a)	534
19	CareFusion Corp. (a)	544
12	Cyberonics, Inc. (a)	642
9	Integra LifeSciences Holdings Corp. (a)	341
23	Medtronic, Inc.	953
48	ResMed, Inc.	1,999
28	St. Jude Medical, Inc.	1,012
11	Thoratec Corp. (a)	426

		8,220

	Health Care Providers & Services — 3.2%
34	Aetna, Inc.	1,554
29	Air Methods Corp.	1,075
20	AmerisourceBergen Corp.	848
23	Centene Corp. (a)	960
33	Cigna Corp.	1,759
34	Community Health Systems, Inc.	1,037
48	HCA Holdings, Inc.	1,447
43	HealthSouth Corp. (a)	900
7	Humana, Inc.	447
35	Molina Healthcare, Inc. (a)	948
59	Omnicare, Inc.	2,112
22	UnitedHealth Group, Inc.	1,214
19	WellPoint, Inc.	1,170

		15,471

	Life Sciences Tools & Services — 0.4%
28	Charles River Laboratories International, Inc. (a)	1,055
34	PAREXEL International Corp. (a)	994

		2,049

	Pharmaceuticals — 1.8%
44	Endo Health Solutions, Inc. (a)	1,151
56	Impax Laboratories, Inc. (a)	1,141
43	Mylan, Inc. (a)	1,194
48	Questcor Pharmaceuticals, Inc.	1,279
25	Salix Pharmaceuticals Ltd. (a)	1,002
108	Warner Chilcott plc, (Ireland), Class A	1,298
21	Watson Pharmaceuticals, Inc. (a)	1,806

		8,871

	Total Health Care	40,715

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 12.0%
	Aerospace & Defense — 3.4%
26	Alliant Techsystems, Inc.	1,618
19	Boeing Co. (The)	1,445
18	Esterline Technologies Corp. (a)	1,151
17	General Dynamics Corp.	1,171
27	Huntington Ingalls Industries, Inc.	1,157
23	L-3 Communications Holdings, Inc.	1,759
22	Lockheed Martin Corp.	2,048
17	Northrop Grumman Corp.	1,128
22	Raytheon Co.	1,274
81	Textron, Inc.	2,016
13	TransDigm Group, Inc.	1,716

		16,483

	Air Freight & Logistics — 0.3%
25	Atlas Air Worldwide Holdings, Inc. (a)	1,102
3	United Parcel Service, Inc., Class B	223

		1,325

	Airlines — 0.7%
7	Alaska Air Group, Inc. (a)	284
122	Delta Air Lines, Inc. (a)	1,451
2	Spirit Airlines, Inc. (a)	38
130	U.S. Airways Group, Inc. (a)	1,752

		3,525

	Commercial Services & Supplies — 0.9%
44	Avery Dennison Corp.	1,527
24	Copart, Inc. (a)	711
99	Pitney Bowes, Inc.	1,058
125	R.R. Donnelley & Sons Co.	1,122

		4,418

	Construction & Engineering — 1.8%
71	AECOM Technology Corp. (a)	1,689
44	Chicago Bridge & Iron Co. N.V., (Netherlands)	2,017
36	EMCOR Group, Inc.	1,254
20	Fluor Corp.	1,183
42	MasTec, Inc. (a)	1,051
44	URS Corp.	1,717

		8,911

	Electrical Equipment — 0.7%
17	Belden, Inc.	751
13	Brady Corp., Class A	442
36	EnerSys, Inc. (a)	1,365
33	General Cable Corp. (a)	1,015

		3,573

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Industrial Conglomerates — 0.2%
53	General Electric Co.	1,113

	Machinery — 1.8%
37	Actuant Corp., Class A	1,037
27	AGCO Corp. (a)	1,326
9	Middleby Corp. (a)	1,119
69	Terex Corp. (a)	1,942
67	Titan International, Inc.	1,463
9	Toro Co. (The)	372
43	Trinity Industries, Inc.	1,525

		8,784

	Professional Services — 0.2%
25	Corporate Executive Board Co. (The)	1,166

	Road & Rail — 1.5%
68	Avis Budget Group, Inc. (a)	1,356
46	Con-way, Inc.	1,271
15	CSX Corp.	300
42	Hertz Global Holdings, Inc. (a)	682
8	J.B. Hunt Transport Services, Inc.	506
20	Landstar System, Inc.	1,035
17	Old Dominion Freight Line, Inc. (a)	585
12	Union Pacific Corp.	1,519

		7,254

	Trading Companies & Distributors — 0.5%
37	TAL International Group, Inc.	1,341
22	United Rentals, Inc. (a)	1,010

		2,351

	Total Industrials	58,903

	Information Technology — 15.1%
	Communications Equipment — 1.4%
88	Arris Group, Inc. (a)	1,314
76	Ciena Corp. (a)	1,197
87	Cisco Systems, Inc.	1,712
34	Harris Corp.	1,648
30	Plantronics, Inc.	1,105

		6,976

	Computers & Peripherals — 1.4%
3	Apple, Inc.	1,525
21	Diebold, Inc.	639
48	Fusion-io, Inc. (a)	1,108
34	Lexmark International, Inc., Class A	781
45	Seagate Technology plc, (Ireland)	1,370
35	Western Digital Corp.	1,488

		6,911

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 1.4%
43	Corning, Inc.	543
259	Flextronics International Ltd.,
	(Singapore) (a)	1,612
68	Ingram Micro, Inc., Class A (a)	1,149
77	Jabil Circuit, Inc.	1,488
16	OSI Systems, Inc. (a)	1,030
32	SYNNEX Corp. (a)	1,113

		6,935

	Internet Software & Services — 1.4%
16	Akamai Technologies, Inc. (a)	664
7	Equinix, Inc. (a)	1,392
2	Google, Inc., Class A (a)	1,170
37	IAC/InterActiveCorp.	1,733
4	LinkedIn Corp., Class A (a)	451
33	Sohu.com, Inc., (China) (a)	1,555
8	ValueClick, Inc. (a)	162

		7,127

	IT Services — 4.0%
24	Accenture plc, (Ireland), Class A	1,595
12	Alliance Data Systems Corp. (a)	1,670
10	Amdocs Ltd.	356
48	Broadridge Financial Solutions, Inc.	1,103
29	CACI International, Inc., Class A (a)	1,601
28	Computer Sciences Corp.	1,128
73	Convergys Corp.	1,197
34	Fidelity National Information Services, Inc.	1,188
31	Gartner, Inc. (a)	1,411
27	Global Payments, Inc.	1,205
21	Heartland Payment Systems, Inc.	616
5	International Business Machines Corp.	864
58	Lender Processing Services, Inc.	1,416
37	NeuStar, Inc., Class A (a)	1,570
131	SAIC, Inc.	1,487
74	Western Union Co. (The)	1,008

		19,415

	Office Electronics — 0.2%
119	Xerox Corp.	813

	Semiconductors & Semiconductor Equipment — 2.6%
68	Applied Materials, Inc.	783
13	Cree, Inc. (a)	454
126	Cypress Semiconductor Corp. (a)	1,368
120	Entegris, Inc. (a)	1,103

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
57	Intel Corp.	1,172
28	KLA-Tencor Corp.	1,349
144	LSI Corp. (a)	1,021
139	Marvell Technology Group Ltd., (Bermuda)	1,006
240	Micron Technology, Inc. (a)	1,525
103	NVIDIA Corp.	1,271
94	Teradyne, Inc. (a)	1,581

		12,633

	Software — 2.7%
62	Activision Blizzard, Inc.	659
20	BMC Software, Inc. (a)	778
71	CA, Inc.	1,567
134	Cadence Design Systems, Inc. (a)	1,809
60	Electronic Arts, Inc. (a)	875
26	Fair Isaac Corp.	1,082
55	Microsoft Corp.	1,478
30	Oracle Corp.	993
51	Rovi Corp. (a)	787
101	Symantec Corp. (a)	1,901
13	Synopsys, Inc. (a)	405
19	Tyler Technologies, Inc. (a)	937

		13,271

	Total Information Technology	74,081

	Materials — 5.8%
	Chemicals — 2.1%
26	Cabot Corp.	1,052
10	CF Industries Holdings, Inc.	1,933
14	Cytec Industries, Inc.	976
37	H.B. Fuller Co.	1,279
105	Huntsman Corp.	1,669
5	NewMarket Corp.	1,330
6	Sherwin-Williams Co. (The)	898
16	Valspar Corp.	970

		10,107

	Construction Materials — 0.5%
42	Eagle Materials, Inc.	2,474

	Containers & Packaging — 0.8%
26	Ball Corp.	1,155
10	Bemis Co., Inc.	342
27	Greif, Inc., Class A	1,221
54	Owens-Illinois, Inc. (a)	1,143

		3,861

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 2.1%
31	Freeport-McMoRan Copper & Gold, Inc.	1,046
19	Kaiser Aluminum Corp.	1,161
30	Newmont Mining Corp.	1,385
20	Reliance Steel & Aluminum Co.	1,248
33	Southern Copper Corp.	1,268
87	Steel Dynamics, Inc.	1,193
27	SunCoke Energy, Inc. (a)	423
53	United States Steel Corp.	1,270
52	Worthington Industries, Inc.	1,353

		10,347

	Paper & Forest Products — 0.3%
2	Domtar Corp., (Canada)	204
32	Schweitzer-Mauduit International, Inc.	1,231

		1,435

	Total Materials	28,224

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.2%
236	Frontier Communications Corp.	1,012
3	Verizon Communications, Inc.	138

		1,150

	Wireless Telecommunication Services — 0.4%
67	MetroPCS Communications, Inc. (a)	664
14	SBA Communications Corp., Class A (a)	1,020

		1,684

	Total Telecommunication Services	2,834

	Utilities — 4.6%
	Electric Utilities — 1.6%
24	Entergy Corp.	1,557
39	Hawaiian Electric Industries, Inc.	971
10	IDACORP, Inc.	426
78	NV Energy, Inc.	1,409
78	Portland General Electric Co.	2,136
34	PPL Corp.	963
20	Xcel Energy, Inc.	546

		8,008

	Gas Utilities — 0.8%
29	AGL Resources, Inc.	1,157
7	ONEOK, Inc.	307
55	Questar Corp.	1,090
39	UGI Corp.	1,263

		3,817

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Independent Power Producers & Energy Traders — 0.3%
133	AES Corp. (The)	1,421

	Multi-Utilities — 1.4%
18	Ameren Corp.	553
27	Black Hills Corp.	994
95	CMS Energy Corp.	2,319
10	DTE Energy Co.	578
33	PG&E Corp.	1,317
33	Vectren Corp.	978

		6,739

	Water Utilities — 0.5%
38	American Water Works Co., Inc.	1,429
39	Aqua America, Inc.	994

		2,423

	Total Utilities	22,408

	Total Common Stocks (Cost $381,656)	429,080

Short-Term Investment — 13.8%
	Investment Company — 13.8%
67,497	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $67,497)	67,497

	Total Investments — 101.3% (Cost $449,153)	496,577
	Liabilities in Excess of Other Assets — (1.3)%	(6,399)

	NET ASSETS — 100.0%	$490,178

Short Positions — 88.5%
Common Stocks — 88.5%
	Consumer Discretionary — 14.4%
	Auto Components — 1.3%
19	BorgWarner, Inc. (a)	1,345
90	Gentex Corp.	1,691
60	Johnson Controls, Inc.	1,854
25	Visteon Corp. (a)	1,335

		6,225

	Automobiles — 0.3%
27	Harley-Davidson, Inc.	1,303

	Distributors — 0.1%
25	LKQ Corp. (a)	525

	Diversified Consumer Services — 0.8%
38	DeVry, Inc.	912

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Consumer Services — Continued
78	Regis Corp.	1,312
48	Sotheby's	1,604

		3,828

	Hotels, Restaurants & Leisure — 2.8%
36	BJ's Restaurants, Inc. (a)	1,199
44	Carnival Corp.	1,601
5	Chipotle Mexican Grill, Inc. (a)	1,478
21	Hyatt Hotels Corp., Class A (a)	810
31	Jack in the Box, Inc. (a)	883
20	Las Vegas Sands Corp.	923
13	McDonald's Corp.	1,107
37	Royal Caribbean Cruises Ltd.	1,252
25	Starbucks Corp.	1,350
25	Vail Resorts, Inc.	1,376
134	Wendy's Co. (The)	629
64	WMS Industries, Inc. (a)	1,125

		13,733

	Household Durables — 1.2%
87	KB Home	1,376
39	Meritage Homes Corp. (a)	1,440
15	Mohawk Industries, Inc. (a)	1,326
2	NVR, Inc. (a)	1,638

		5,780

	Internet & Catalog Retail — 0.3%
33	TripAdvisor, Inc. (a)	1,376

	Leisure Equipment & Products — 0.2%
35	Mattel, Inc.	1,285

	Media — 2.4%
14	Discovery Communications, Inc., Class A (a)	903
61	DreamWorks Animation SKG, Inc., Class A (a)	1,006
80	Interpublic Group of Cos., Inc. (The)	878
13	John Wiley & Sons, Inc., Class A	509
30	Lamar Advertising Co., Class A (a)	1,143
18	Liberty Global, Inc., Class A (a)	1,127
17	Liberty Media Corp. - Liberty Capital, Class A (a)	1,926
83	Live Nation Entertainment, Inc. (a)	771
95	New York Times Co. (The), Class A (a)	812
165	Pandora Media, Inc. (a)	1,514

509	Sirius XM Radio, Inc.	1,471

		12,060

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
Common Stocks — Continued
	Multiline Retail — 0.3%
1	Family Dollar Stores, Inc.	66
71	J.C. Penney Co., Inc.	1,409

		1,475

	Specialty Retail — 3.1%
14	Advance Auto Parts, Inc.	982
39	CarMax, Inc. (a)	1,463
19	DSW, Inc., Class A	1,262
11	Group 1 Automotive, Inc.	672
28	Jos. A. Bank Clothiers, Inc. (a)	1,179
42	Men's Wearhouse, Inc. (The)	1,307
41	Monro Muffler Brake, Inc.	1,418
27	Sally Beauty Holdings, Inc. (a)	635
36	Signet Jewelers Ltd., (Bermuda)	1,931
27	Tiffany & Co.	1,566
17	Tractor Supply Co.	1,474
13	Ulta Salon Cosmetics & Fragrance, Inc.	1,296

		15,185

	Textiles, Apparel & Luxury Goods — 1.6%
23	Columbia Sportswear Co.	1,248
106	Fifth & Pacific Cos., Inc. (a)	1,320
27	NIKE, Inc., Class B	1,400
8	Ralph Lauren Corp.	1,269
23	Under Armour, Inc., Class A (a)	1,100
41	Wolverine World Wide, Inc.	1,674

		8,011

	Total Consumer Discretionary	70,786

	Consumer Staples — 4.9%
	Beverages — 0.8%
24	Brown-Forman Corp., Class B	1,541
28	Coca-Cola Co. (The)	1,005
25	Monster Beverage Corp. (a)	1,313

		3,859

	Food & Staples Retailing — 0.9%
15	Pricesmart, Inc.	1,187
33	United Natural Foods, Inc. (a)	1,752
13	Whole Foods Market, Inc.	1,158

		4,097

	Food Products — 2.3%
15	B&G Foods, Inc.	433
88	Darling International, Inc. (a)	1,411
89	Dole Food Co., Inc. (a)	1,021
78	Flowers Foods, Inc.	1,813

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
16	Hershey Co. (The)	1,162
31	Hormel Foods Corp.	976
5	Kraft Foods Group, Inc.	217
26	McCormick & Co., Inc. (Non-Voting)	1,629
21	Mead Johnson Nutrition Co.	1,372
8	Mondelez International, Inc., Class A	209
23	TreeHouse Foods, Inc. (a)	1,198

		11,441

	Household Products — 0.4%
15	Clorox Co. (The)	1,094
11	Procter & Gamble Co. (The)	743

		1,837

	Personal Products — 0.5%
26	Elizabeth Arden, Inc. (a)	1,166
24	Estee Lauder Cos., Inc. (The), Class A	1,453

		2,619

	Total Consumer Staples	23,853

	Energy — 8.6%
	Energy Equipment & Services — 2.4%
36	Baker Hughes, Inc.	1,450
3	Core Laboratories N.V., (Netherlands)	274
24	Dresser-Rand Group, Inc. (a)	1,370
23	Dril-Quip, Inc. (a)	1,702
25	Exterran Holdings, Inc. (a)	537
31	FMC Technologies, Inc. (a)	1,309
42	Forum Energy Technologies, Inc. (a)	1,034
194	Key Energy Services, Inc. (a)	1,345
26	Lufkin Industries, Inc.	1,503
44	Noble Corp., (Switzerland)	1,532

		12,056

	Oil, Gas & Consumable Fuels — 6.2%
126	Alpha Natural Resources, Inc. (a)	1,229
19	Anadarko Petroleum Corp.	1,396
49	Approach Resources, Inc. (a)	1,226
10	Berry Petroleum Co., Class A	351
86	Cheniere Energy, Inc. (a)	1,620
28	Cimarex Energy Co.	1,635
42	Cobalt International Energy, Inc. (a)	1,032
45	CONSOL Energy, Inc.	1,448
9	Continental Resources, Inc. (a)	648
24	EQT Corp.	1,435
29	Golar LNG Ltd., (Bermuda)	1,073

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
56	Gulfport Energy Corp. (a)	2,152
43	Kinder Morgan, Inc.	1,503
51	Kodiak Oil & Gas Corp. (a)	455
39	Marathon Oil Corp.	1,185
8	Murphy Oil Corp.	467
21	QEP Resources, Inc.	651
18	Range Resources Corp.	1,122
35	SemGroup Corp., Class A (a)	1,367
27	SM Energy Co.	1,434
53	Spectra Energy Corp.	1,460
27	Targa Resources Corp.	1,408
56	Teekay Corp., (Bermuda)	1,784
21	World Fuel Services Corp.	882
83	WPX Energy, Inc. (a)	1,235

		30,198

	Total Energy	42,254

	Financials — 11.9%
	Capital Markets — 3.3%
168	E*TRADE Financial Corp. (a)	1,499
34	Greenhill & Co., Inc.	1,751
65	Invesco Ltd.	1,700
140	Janus Capital Group, Inc.	1,193
57	Lazard Ltd., (Bermuda), Class A	1,696
62	Legg Mason, Inc.	1,584
46	LPL Financial Holdings, Inc.	1,307
74	Morgan Stanley	1,411
27	Northern Trust Corp.	1,366
62	SEI Investments Co.	1,439
61	TD Ameritrade Holding Corp.	1,029

		15,975

	Commercial Banks — 3.8%
43	Commerce Bancshares, Inc.	1,518
185	First Horizon National Corp.	1,837
163	First Niagara Financial Group, Inc.	1,291
4	FNB Corp.	43
43	Hancock Holding Co.	1,357
28	Iberiabank Corp.	1,391
60	Popular, Inc. (a)	1,251
24	Signature Bank (a)	1,745
25	SVB Financial Group (a)	1,396
674	Synovus Financial Corp.	1,650
147	TCF Financial Corp.	1,788
14	UMB Financial Corp.	605
28	United Bankshares, Inc.	682

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
106	Valley National Bancorp	990
56	Zions Bancorp	1,205

		18,749

	Diversified Financial Services — 1.3%
26	CME Group, Inc.	1,332
10	IntercontinentalExchange, Inc. (a)	1,241
39	MarketAxess Holdings, Inc.	1,390
26	NASDAQ OMX Group, Inc. (The)	640
56	NYSE Euronext	1,754

		6,357

	Insurance — 1.9%
29	Cincinnati Financial Corp.	1,130
33	Endurance Specialty Holdings Ltd., (Bermuda)	1,292
3	Markel Corp. (a)	1,506
14	Marsh & McLennan Cos., Inc.	477
31	Mercury General Corp.	1,237
162	Old Republic International Corp.	1,724
64	Progressive Corp. (The)	1,344
13	XL Group plc, (Ireland)	328

		9,038

	Real Estate Investment Trusts (REITs) — 0.9%
11	BRE Properties, Inc.	551
12	Colonial Properties Trust	250
44	First Industrial Realty Trust, Inc. (a)	614
14	Kilroy Realty Corp.	659
17	Kimco Realty Corp.	327
30	Ryman Hospitality Properties	1,173
43	Weyerhaeuser Co.	1,205

		4,779

	Thrifts & Mortgage Finance — 0.7%
100	Astoria Financial Corp.	934
120	Capitol Federal Financial, Inc.	1,407
106	People's United Financial, Inc.	1,284

		3,625

	Total Financials	58,523

	Health Care — 9.3%
	Biotechnology — 0.9%
43	Alkermes plc, (Ireland) (a)	793
58	Ariad Pharmaceuticals, Inc. (a)	1,105
12	BioMarin Pharmaceutical, Inc. (a)	577
16	Cepheid, Inc. (a)	541

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
Common Stocks — Continued
	Biotechnology — Continued
19	Medivation, Inc. (a)	997
19	Myriad Genetics, Inc. (a)	525

		4,538

	Health Care Equipment & Supplies — 2.6%
32	Align Technology, Inc. (a)	897
6	Cooper Cos., Inc. (The)	511
24	DENTSPLY International, Inc.	951
1	Edwards Lifesciences Corp. (a)	129
45	Haemonetics Corp. (a)	1,855
20	HeartWare International, Inc. (a)	1,651
39	Hill-Rom Holdings, Inc.	1,115
44	Hologic, Inc. (a)	875
14	IDEXX Laboratories, Inc. (a)	1,267
2	Intuitive Surgical, Inc. (a)	919
19	Sirona Dental Systems, Inc. (a)	1,213
54	Volcano Corp. (a)	1,285

		12,668

	Health Care Providers & Services — 2.5%
99	Accretive Health, Inc. (a)	1,140
75	Brookdale Senior Living, Inc. (a)	1,897
28	Cardinal Health, Inc.	1,164
12	Chemed Corp.	850
7	Henry Schein, Inc. (a)	594
52	HMS Holdings Corp. (a)	1,351
29	LifePoint Hospitals, Inc. (a)	1,101
47	Owens & Minor, Inc.	1,342
6	Quest Diagnostics, Inc.	324
60	VCA Antech, Inc. (a)	1,260
23	WellCare Health Plans, Inc. (a)	1,104

		12,127

	Health Care Technology — 0.5%
59	Allscripts Healthcare Solutions, Inc. (a)	558
10	athenahealth, Inc. (a)	742
63	Quality Systems, Inc.	1,092

		2,392

	Life Sciences Tools & Services — 1.2%
33	Agilent Technologies, Inc.	1,343
11	Bio-Rad Laboratories, Inc., Class A (a)	1,140
21	Covance, Inc. (a)	1,232
61	QIAGEN N.V., (Netherlands) (a)	1,101
16	Techne Corp.	1,090

		5,906

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 1.6%
54	Akorn, Inc. (a)	718
12	Allergan, Inc.	1,059
40	Auxilium Pharmaceuticals, Inc. (a)	748
46	Bristol-Myers Squibb Co.	1,496
43	Forest Laboratories, Inc. (a)	1,502
13	Perrigo Co.	1,360
19	Pfizer, Inc.	483
18	ViroPharma, Inc. (a)	402

		7,768

	Total Health Care	45,399

	Industrials — 13.7%
	Aerospace & Defense — 1.5%
36	Curtiss-Wright Corp.	1,184
63	Hexcel Corp. (a)	1,688
10	Precision Castparts Corp.	1,934
19	Teledyne Technologies, Inc. (a)	1,261
14	United Technologies Corp.	1,151

		7,218

	Airlines — 0.2%
54	United Continental Holdings, Inc. (a)	1,262

	Building Products — 1.7%
25	Armstrong World Industries, Inc.	1,277
44	Fortune Brands Home & Security, Inc. (a)	1,290
75	Masco Corp.	1,250
48	Owens Corning (a)	1,775
44	Simpson Manufacturing Co., Inc.	1,456
44	USG Corp. (a)	1,226

		8,274

	Commercial Services & Supplies — 2.0%
20	ADT Corp. (The)	909
27	Clean Harbors, Inc. (a)	1,490
23	Iron Mountain, Inc.	719
46	Republic Services, Inc.	1,357
48	Rollins, Inc.	1,061
12	Stericycle, Inc. (a)	1,159
50	Waste Connections, Inc.	1,689
47	Waste Management, Inc.	1,570

		9,954

	Construction & Engineering — 0.3%
26	Foster Wheeler AG, (Switzerland) (a)	627
18	Jacobs Engineering Group, Inc. (a)	779

		1,406

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
Common Stocks — Continued
	Electrical Equipment — 0.8%
28	AMETEK, Inc.	1,058
9	Eaton Corp. plc, (Ireland)	508
119	GrafTech International Ltd. (a)	1,115
10	Roper Industries, Inc.	1,135

		3,816

	Machinery — 4.0%
18	Chart Industries, Inc. (a)	1,203
31	CLARCOR, Inc.	1,464
27	Colfax Corp. (a)	1,089
11	Cummins, Inc.	1,182
30	Donaldson Co., Inc.	985
15	Gardner Denver, Inc.	1,043
23	Graco, Inc.	1,173
67	Harsco Corp.	1,572
36	Kennametal, Inc.	1,440
41	Navistar International Corp. (a)	884
19	Nordson Corp.	1,179
33	PACCAR, Inc.	1,507
24	Pentair Ltd., (Switzerland)	1,179
23	SPX Corp.	1,612
10	WABCO Holdings, Inc. (a)	642
46	Woodward, Inc.	1,750

		19,904

	Marine — 0.3%
22	Kirby Corp. (a)	1,389

	Professional Services — 1.3%
21	Acacia Research Corp. (a)	541
26	Advisory Board Co. (The) (a)	1,222
20	FTI Consulting, Inc. (a)	661
14	IHS, Inc., Class A (a)	1,383
34	Manpower, Inc.	1,440
17	Towers Watson & Co., Class A	952

		6,199

	Road & Rail — 0.8%
26	Genesee & Wyoming, Inc., Class A (a)	2,013
1	Kansas City Southern	52
35	Ryder System, Inc.	1,743

		3,808

	Trading Companies & Distributors — 0.8%
20	Aircastle Ltd.	250
29	Applied Industrial Technologies, Inc.	1,199
36	Fastenal Co.	1,700

SHARES		SECURITY DESCRIPTION	VALUE($)

		Trading Companies & Distributors — Continued
5		W.W. Grainger, Inc.	938

			4,087

		Total Industrials	67,317

		Information Technology — 13.9%
		Communications Equipment — 1.7%
92		Acme Packet, Inc. (a)	2,028
96		Finisar Corp. (a)	1,562
144		JDS Uniphase Corp. (a)	1,947
33		Juniper Networks, Inc. (a)	657
159		Tellabs, Inc.	363
39		ViaSat, Inc. (a)	1,507

			8,064

		Computers & Peripherals — 0.4%
39		SanDisk Corp. (a)	1,708
13		Synaptics, Inc. (a)	398

			2,106

		Electronic Equipment, Instruments & Components — 2.1%
31		Arrow Electronics, Inc. (a)	1,167
43		Cognex Corp.	1,594
73		FLIR Systems, Inc.	1,618
19		IPG Photonics Corp.	1,292
42		National Instruments Corp.	1,093
18		TE Connectivity Ltd., (Switzerland)	658
52		Universal Display Corp. (a)	1,343
130		Vishay Intertechnology, Inc. (a)	1,387

			10,152

		Internet Software & Services — 1.5%
110		Bankrate, Inc. (a)	1,364
46		Cornerstone OnDemand, Inc. (a)	1,345
20		CoStar Group, Inc. (a)	1,810
42		Dealertrack Technologies, Inc. (a)	1,198
12		eBay, Inc. (a)	607
47		Facebook, Inc., Class A (a)	1,243

			7,567

		IT Services — 1.8%
23		Automatic Data Processing, Inc.	1,285
25		FleetCor Technologies, Inc. (a)	1,322
—	(h)	MasterCard, Inc., Class A	40
37		Paychex, Inc.	1,164
67		Sapient Corp. (a)	710
22		Teradata Corp. (a)	1,353
48		VeriFone Systems, Inc. (a)	1,428

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	IT Services — Continued
9	Visa, Inc., Class A	1,326

		8,628

	Office Electronics — 0.1%
11	Zebra Technologies Corp., Class A (a)	438

	Semiconductors & Semiconductor Equipment — 3.4%
42	Altera Corp.	1,446
75	Atmel Corp. (a)	488
52	Cavium, Inc. (a)	1,629
40	Cirrus Logic, Inc. (a)	1,164
86	Fairchild Semiconductor International, Inc. (a)	1,245
24	Hittite Microwave Corp. (a)	1,460
75	International Rectifier Corp. (a)	1,323
122	Intersil Corp., Class A	1,011
49	Microchip Technology, Inc.	1,582
36	Power Integrations, Inc.	1,213
294	RF Micro Devices, Inc. (a)	1,317
42	Semtech Corp. (a)	1,229
56	Skyworks Solutions, Inc. (a)	1,146
18	Veeco Instruments, Inc. (a)	536

		16,789

	Software — 2.9%
30	ACI Worldwide, Inc. (a)	1,299
40	BroadSoft, Inc. (a)	1,470
4	Citrix Systems, Inc. (a)	249
126	Compuware Corp. (a)	1,367
8	FactSet Research Systems, Inc.	734
66	Fortinet, Inc. (a)	1,381
36	MICROS Systems, Inc. (a)	1,533
27	NetSuite, Inc. (a)	1,788
70	QLIK Technologies, Inc. (a)	1,525
20	Red Hat, Inc. (a)	1,059
10	Solera Holdings, Inc.	536
22	Synchronoss Technologies, Inc. (a)	462
66	TiVo, Inc. (a)	818

		14,221

	Total Information Technology	67,965

	Materials — 6.1%
	Chemicals — 3.6%
16	Air Products & Chemicals, Inc.	1,370
8	Airgas, Inc.	696
31	Celanese Corp., Series A,	1,372
66	Chemtura Corp. (a)	1,408
38	Dow Chemical Co. (The)	1,228

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
25	E.I. du Pont de Nemours & Co.	1,107
24	FMC Corp.	1,405
17	Innophos Holdings, Inc.	779
2	Intrepid Potash, Inc.	45
14	Monsanto Co.	1,361
12	Praxair, Inc.	1,329
33	Rockwood Holdings, Inc.	1,642
34	Scotts Miracle-Gro Co. (The), Class A	1,482
32	Sensient Technologies Corp.	1,123
18	Sigma-Aldrich Corp.	1,310

		17,657

	Construction Materials — 0.3%
31	Texas Industries, Inc. (a)	1,606

	Containers & Packaging — 0.6%
27	Aptargroup, Inc.	1,305
79	Sealed Air Corp.	1,382

		2,687

	Metals & Mining — 1.3%
57	Allied Nevada Gold Corp. (a)	1,707
14	Compass Minerals International, Inc.	1,040
62	Globe Specialty Metals, Inc.	857
262	Hecla Mining Co.	1,526
1	Royal Gold, Inc.	41
39	Walter Energy, Inc.	1,392

		6,563

	Paper & Forest Products — 0.3%
42	MeadWestvaco Corp.	1,350

	Total Materials	29,863

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 0.8%
29	AT&T, Inc.	964
28	CenturyLink, Inc.	1,091
247	Cincinnati Bell, Inc. (a)	1,352
33	Level 3 Communications, Inc. (a)	759

		4,166

	Wireless Telecommunication Services — 0.4%
19	Crown Castle International Corp. (a)	1,346
29	Telephone & Data Systems, Inc.	650

		1,996

	Total Telecommunication Services	6,162

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Utilities — 4.5%
	Electric Utilities — 2.0%
37	Cleco Corp.	1,478
20	Duke Energy Corp.	1,288
34	Edison International	1,538
16	Exelon Corp.	480
10	NextEra Energy, Inc.	662
42	Northeast Utilities	1,637
39	Southern Co. (The)	1,676
16	UIL Holdings Corp.	561
15	UNS Energy Corp.	631

		9,951

	Gas Utilities — 0.4%
30	Northwest Natural Gas Co.	1,308
24	Piedmont Natural Gas Co., Inc.	755

		2,063

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — 0.8%
112	Atlantic Power Corp.	1,282
92	Calpine Corp. (a)	1,665
29	NRG Energy, Inc.	677

		3,624

	Multi-Utilities — 1.3%
23	Consolidated Edison, Inc.	1,283
31	Dominion Resources, Inc.	1,630
14	MDU Resources Group, Inc.	305
63	NiSource, Inc.	1,564
34	SCANA Corp.	1,538

		6,320

	Total Utilities	21,958

	Total Short Positions (Proceeds $429,255)	$434,080

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.8%
	Consumer Discretionary — 13.0%
	Distributors — 1.0%
323	Genuine Parts Co.	20,562

	Hotels, Restaurants & Leisure — 1.4%
451	Marriott International, Inc., Class A	16,816
148	McDonald's Corp.	13,064

		29,880

	Household Durables — 0.4%
490	Brookfield Residential Properties, Inc., (Canada) (a)	8,782

	Internet & Catalog Retail — 0.6%
209	Expedia, Inc.	12,855

	Media — 3.6%
1,079	Belo Corp., Class A	8,278
438	CBS Corp. (Non-Voting), Class B	16,670
726	Clear Channel Outdoor Holdings, Inc., Class A (a)	5,098
383	DISH Network Corp., Class A	13,948
811	Entercom Communications Corp., Class A (a)	5,658
223	Gannett Co., Inc.	4,012
214	Time Warner Cable, Inc.	20,818

		74,482

	Multiline Retail — 1.4%
698	Kohl's Corp.	30,000

	Specialty Retail — 3.8%
79	AutoZone, Inc. (a)	27,901
253	Bed Bath & Beyond, Inc. (a)	14,145
310	Home Depot, Inc. (The)	19,192
424	Williams-Sonoma, Inc.	18,576

		79,814

	Textiles, Apparel & Luxury Goods — 0.8%
448	Hanesbrands, Inc. (a)	16,055

	Total Consumer Discretionary	272,430

	Consumer Staples — 4.4%
	Beverages — 1.7%
175	Diageo plc, (United Kingdom), ADR	20,413
340	Dr. Pepper Snapple Group, Inc.	15,008

		35,421

	Food & Staples Retailing — 1.0%
602	Walgreen Co.	22,295

	Household Products — 1.7%
527	Procter & Gamble Co. (The)	35,758

	Total Consumer Staples	93,474

SHARES		SECURITY DESCRIPTION	VALUE($)

		Energy — 11.3%
		Oil, Gas & Consumable Fuels — 11.3%
751		Devon Energy Corp.	39,098
416		Energen Corp.	18,755
897		Exxon Mobil Corp.	77,653
798		Kinder Morgan, Inc.	28,197
471		NuStar GP Holdings LLC	13,029
217		PBF Energy, Inc. (a)	6,312
214		Phillips 66	11,379
360		QEP Resources, Inc.	10,888
497		Southwestern Energy Co. (a)	16,605
508		Teekay Corp., (Bermuda)	16,305

		Total Energy	238,221

		Financials — 34.7%
		Capital Markets — 4.6%
411		Ameriprise Financial, Inc.	25,766
1,743		Charles Schwab Corp. (The)	25,032
825		Invesco Ltd.	21,529
465		Legg Mason, Inc.	11,968
263		Northern Trust Corp.	13,212

			97,507

		Commercial Banks — 8.4%
142		City National Corp.	7,017
290		First Republic Bank	9,522
284		M&T Bank Corp.	27,975
323		National Bank Holdings Corp., Class A	6,138
158		PNC Financial Services Group, Inc.	9,219
531		SunTrust Banks, Inc.	15,040
869		U.S. Bancorp	27,762
2,031		Wells Fargo & Co.	69,413
117		Westamerica Bancorp	4,990

			177,076

		Consumer Finance — 1.4%
492		Capital One Financial Corp.	28,496

		Diversified Financial Services — 3.5%
3,444		Bank of America Corp.	39,955
850		Citigroup, Inc.	33,632

			73,587

		Insurance — 12.3%
67		Alleghany Corp. (a)	22,625
126		Allied World Assurance Co. Holdings AG, (Switzerland)	9,921
1,197		American International Group, Inc. (a)	42,261
–	(h)	Berkshire Hathaway, Inc., Class A (a)	29,493

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
259	Endurance Specialty Holdings Ltd., (Bermuda)	10,268
613	Hartford Financial Services Group, Inc.	13,747
1,153	Loews Corp.	46,997
842	Old Republic International Corp.	8,963
274	OneBeacon Insurance Group Ltd., Class A	3,810
229	Prudential Financial, Inc.	12,207
358	Travelers Cos., Inc. (The)	25,690
860	Unum Group	17,897
167	W.R. Berkley Corp.	6,291
240	Willis Group Holdings plc, (United Kingdom)	8,060

		258,230

	Real Estate Investment Trusts (REITs) — 2.4%
209	Agree Realty Corp.	5,596
968	Annaly Capital Management, Inc.	13,595
875	Cousins Properties, Inc.	7,304
569	Excel Trust, Inc.	7,213
330	Rayonier, Inc.	17,094

		50,802

	Real Estate Management & Development — 0.5%
265	Brookfield Asset Management, Inc., (Canada), Class A	9,709

	Thrifts & Mortgage Finance — 1.6%
551	Capitol Federal Financial, Inc.	6,441
403	EverBank Financial Corp.	6,015
159	Ocwen Financial Corp. (a)	5,514
1,214	People's United Financial, Inc.	14,676

		32,646

	Total Financials	728,053

	Health Care — 9.5%
	Health Care Equipment & Supplies — 0.7%
258	Covidien plc, (Ireland)	14,903

	Health Care Providers & Services — 2.7%
318	Humana, Inc.	21,790
227	McKesson Corp.	22,000
254	National Healthcare Corp.	11,926

		55,716

	Pharmaceuticals — 6.1%
365	Bristol-Myers Squibb Co.	11,886
538	Johnson & Johnson	37,721
656	Merck & Co., Inc.	26,844
2,101	Pfizer, Inc.	52,685

		129,136

	Total Health Care	199,755

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 5.6%
	Aerospace & Defense — 1.3%
329	United Technologies Corp.	26,948

	Electrical Equipment — 0.5%
187	Emerson Electric Co.	9,893

	Industrial Conglomerates — 1.1%
387	Carlisle Cos., Inc.	22,765

	Machinery — 1.6%
360	Dover Corp.	23,623
154	Illinois Tool Works, Inc.	9,371

		32,994

	Professional Services — 0.8%
336	Equifax, Inc.	18,157

	Trading Companies & Distributors — 0.3%
321	Air Lease Corp. (a)	6,902

	Total Industrials	117,659

	Information Technology — 3.9%
	Communications Equipment — 1.4%
1,449	Cisco Systems, Inc.	28,469

	Computers & Peripherals — 0.5%
766	Hewlett-Packard Co.	10,914

	Semiconductors & Semiconductor Equipment — 0.9%
469	Analog Devices, Inc.	19,705

	Software — 1.1%
876	Microsoft Corp.	23,405

	Total Information Technology	82,493

	Materials — 3.8%
	Chemicals — 0.9%
302	Albemarle Corp.	18,735

	Construction Materials — 0.6%
128	Martin Marietta Materials, Inc.	12,040

	Containers & Packaging — 0.9%
292	Rock-Tenn Co., Class A	20,379

	Metals & Mining — 0.4%
116	Compass Minerals International, Inc.	8,652

	Paper & Forest Products — 1.0%
654	MeadWestvaco Corp.	20,849

	Total Materials	80,655

	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.2%
1,359	AT&T, Inc.	45,805

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Wireless Telecommunication Services — 0.2%
217	Telephone & Data Systems, Inc.	4,796

	Total Telecommunication Services	50,601

	Utilities — 6.2%
	Electric Utilities — 2.5%
316	NextEra Energy, Inc.	21,843
369	Northeast Utilities	14,425
385	Southern Co. (The)	16,499

		52,767

	Gas Utilities — 0.7%
417	Atmos Energy Corp.	14,657

	Multi-Utilities — 3.0%
883	CenterPoint Energy, Inc.	16,998
484	PG&E Corp.	19,443
364	Sempra Energy	25,822

		62,263

	Total Utilities	129,687

	Total Common Stocks (Cost $1,770,131)	1,993,028

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Company — 0.3%
387	Cohen & Steers Infrastructure Fund, Inc. (Cost $5,336)	7,252

Short-Term Investment — 4.6%
	Investment Company — 4.6%
95,612	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $95,612)	95,612

	Total Investments — 99.7% (Cost $1,871,079)	2,095,892
	Other Assets in Excess of Liabilities — 0.3%	5,349

	NET ASSETS — 100.0%	$2,101,241

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Core Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,474,911		$746,042	$896,570		$1,366,569
Investments in affiliates, at value	1,981		14,817	31,374		13,350

Total investment securities, at value	1,476,892		760,859	927,944		1,379,919
Cash	—		—	4		—
Receivables:
Investment securities sold	14,110		—	1,253		26,297
Fund shares sold	3,482		2,357	2,752		1,705
Dividends from non-affiliates	297		484	639		439
Dividends from affiliates	2		1	2		2
Securities lending income	—		—	—	(a)	—
Prepaid expenses	—		20	—		—

Total Assets	1,494,783		763,721	932,594		1,408,362

LIABILITIES:
Payables:
Due to custodian	—		84	—		—
Dividends	—		347	—		—
Investment securities purchased	—		—	311		—
Collateral for securities lending program	—		—	1,056		—
Fund shares redeemed	14,574		430	1,359		20,861
Accrued liabilities:
Investment advisory fees	826		412	503		695
Administration fees	107		52	32		—
Shareholder servicing fees	209		99	1		250
Distribution fees	64		5	3		133
Custodian and accounting fees	10		4	7		12
Trustees' and Chief Compliance Officer's fees	—	(a)	1	1		1
Transfer agent fees	94		—	338		522
Other	76		18	70		188

Total Liabilities	15,960		1,452	3,681		22,662

Net Assets	$1,478,823		$762,269	$928,913		$1,385,700

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,209,432	$728,294	$759,753	$1,145,086
Accumulated undistributed (distributions in excess of) net investment income	308	(326)	77	502
Accumulated net realized gains (losses)	(9,845)	(5,586)	(4,147)	(39,602)
Net unrealized appreciation (depreciation)	278,928	39,887	173,230	279,714

Total Net Assets	$1,478,823	$762,269	$928,913	$1,385,700

Net Assets:
Class A	$211,447	$21,659	$10,184	$533,328
Class B	2,111	—	—	8,410
Class C	30,423	133	2,118	20,767
Class R2	—	83	—	247
Class R5	628,557	61	—	15,286
Class R6	—	288,602	—	19,065
Select Class	606,285	451,731	916,611	788,597

Total	$1,478,823	$762,269	$928,913	$1,385,700

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21,381	1,216	307	26,771
Class B	232	—	—	569
Class C	3,336	7	64	1,197
Class R2	—	5	—	12
Class R5	62,309	3	—	703
Class R6	—	16,132	—	876
Select Class	60,447	25,297	27,585	36,336

Net Asset Value (a):
Class A — Redemption price per share	$9.89	$17.81	$33.13	$19.92
Class B — Offering price per share (b)	9.11	—	—	14.77
Class C — Offering price per share (b)	9.12	17.75	32.84	17.35
Class R2 — Offering and redemption price per share	—	17.79	—	21.30
Class R5 — Offering and redemption price per share	10.09	17.90	—	21.75
Class R6 — Offering and redemption price per share	—	17.89	—	21.76
Select Class — Offering and redemption price per share	10.03	17.86	33.23	21.70
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.44	$18.80	$34.97	$21.02

Cost of investments in non-affiliates	$1,195,983	$706,155	$723,340	$1,086,855
Cost of investments in affiliates	1,981	14,817	31,374	13,350
Value of securities on loan	—	—	1,043	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$9,421,174	$429,080	$2,000,280
Investments in affiliates, at value	505,766	67,497	95,612

Total investment securities, at value	9,926,940	496,577	2,095,892
Cash	92	3,212	—
Deposits at broker for securities sold short	—	425,359	—
Receivables:
Investment securities sold	25,386	14	—
Fund shares sold	113,209	73	9,117
Dividends from non-affiliates	10,596	294	2,330
Dividends from affiliates	38	6	10
Securities lending income	1	—	—

Total Assets	10,076,262	925,535	2,107,349

LIABILITIES:
Payables:
Securities sold short, at value	—	434,080	—
Dividend expense to non-affiliates on securities sold short	—	211	—
Investment securities purchased	135,852	—	1,719
Interest expense to non-affiliates on securities sold short	—	30	—
Collateral for securities lending program	3,656	—	—
Fund shares redeemed	99,226	367	2,390
Accrued liabilities:
Investment advisory fees	4,967	488	1,093
Administration fees	—	—	18
Shareholder servicing fees	1,053	3	280
Distribution fees	824	13	187
Custodian and accounting fees	63	13	13
Trustees’ and Chief Compliance Officer's fees	6	—	2
Transfer agent fees	2,378	96	330
Other	574	56	76

Total Liabilities	248,599	435,357	6,108

Net Assets	$9,827,663	$490,178	$2,101,241

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$7,730,041	$541,311	$1,889,366
Accumulated undistributed (distributions in excess of) net investment income	2,964	(5,179)	297
Accumulated net realized gains (losses)	(6,115)	(88,553)	(13,235)
Net unrealized appreciation (depreciation)	2,100,773	42,599	224,813

Total Net Assets	$9,827,663	$490,178	$2,101,241

Net Assets:
Class A	$2,462,934	$19,603	$498,879
Class B	36,202	978	—
Class C	427,944	12,166	134,498
Class R2	33,345	—	—
Institutional Class	4,599,177	—	735,751
Select Class	2,268,061	457,431	732,113

Total	$9,827,663	$490,178	$2,101,241

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	89,387	2,055	23,491
Class B	1,337	107	—
Class C	15,913	1,335	6,324
Class R2	1,243	—	—
Institutional Class	164,313	—	34,589
Select Class	81,710	47,277	34,406

Net Asset Value (a):
Class A — Redemption price per share	$27.55	$9.54	$21.24
Class B — Offering price per share (b)	27.07	9.11	—
Class C — Offering price per share (b)	26.89	9.12	21.27
Class R2 — Offering and redemption price per share	26.83	—	—
Institutional Class — Offering and redemption price per share	27.99	—	21.27
Select Class — Offering and redemption price per share	27.76	9.68	21.28
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$29.08	$10.07	$22.42

Cost of investments in non-affiliates	$7,320,401	$381,656	$1,775,467
Cost of investments in affiliates	505,766	67,497	95,612
Value of securities on loan	3,616	—	—
Proceeds from securities sold short	—	429,255	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$12,854	$8,573		$7,126	$8,168
Dividend income from affiliates	23	15		16	13
Income from securities lending (net)	—	—		1	3

Total investment income	12,877	8,588		7,143	8,184

EXPENSES:
Investment advisory fees	4,882	1,985		2,872	4,668
Administration fees	647	263		381	619
Distribution fees:
Class A	257	21		11	679
Class B	8	—		—	34
Class C	111	—	(a)	6	82
Class R2	—	—	(a)	—	1
Shareholder servicing fees:
Class A	257	21		11	679
Class B	3	—		—	11
Class C	37	—	(a)	2	27
Class R2	—	—	(a)	—	—	(a)
Class R5	147	—	(a)	—	4
Select Class	846	482		1,092	1,038
Custodian and accounting fees	31	18		20	35
Professional fees	31	27		25	29
Trustees’ and Chief Compliance Officer’s fees	9	3		4	8
Printing and mailing costs	37	10		70	147
Registration and filing fees	40	24		38	53
Transfer agent fees	186	11		751	823
Other	51	6		6	25

Total expenses	7,580	2,871		5,289	8,962

Less amounts waived	(88)	(83)		(1,318)	(1,364)

Net expenses	7,492	2,788		3,971	7,598

Net investment income (loss)	5,385	5,800		3,172	586

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	12,567	4,587		15,629	62,226

Change in net unrealized appreciation/depreciation of investments in non-affiliates	54,314	25,673		49,047	37,551

Net realized/unrealized gains (losses)	66,881	30,260		64,676	99,777

Change in net assets resulting from operations	$72,266	$36,060		$67,848	$100,363

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$7	$—
Dividend income from non-affiliates	94,606	5,681	19,547
Dividend income from affiliates	212	35	43
Income from securities lending (net)	8	—	—

Total investment income	94,826	5,723	19,590

EXPENSES:
Investment advisory fees	28,933	3,122	4,961
Administration fees	3,833	215	656
Distribution fees:
Class A	2,802	26	378
Class B	182	4	—
Class C	1,514	54	477
Class R2	59	—	—
Shareholder servicing fees:
Class A	2,802	26	378
Class B	60	1	—
Class C	505	18	159
Class R2	30	—	—
Institutional Class	2,061	—	288
Select Class	2,578	579	651
Custodian and accounting fees	178	30	34
Professional fees	75	29	33
Trustees’ and Chief Compliance Officer’s fees	51	2	9
Printing and mailing costs	590	4	52
Registration and filing fees	102	24	28
Transfer agent fees	5,393	54	626
Other	105	11	7
Dividend expense to non-affiliates on securities sold short	—	4,300	—
Interest expense to non-affiliates on securities sold short	—	275	—

Total expenses	51,853	8,774	8,737

Less amounts waived	(8,500)	(1,025)	(1,036)

Net expenses	43,353	7,749	7,701

Net investment income (loss)	51,473	(2,026)	11,889

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	233,396	12,872	21,576
Securities sold short	—	(8,904)	—
Foreign currency transactions	—	— (a)	—

Net realized gain (loss)	233,396	3,968	21,576

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	452,943	16,062	80,867
Securities sold short	—	(24,955)	—

Change in net unrealized appreciation/depreciation	452,943	(8,893)	80,867

Net realized/unrealized gains (losses)	686,339	(4,925)	102,443

Change in net assets resulting from operations	$737,812	$(6,951)	$114,332

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,385	$(1,993)	$5,800	$1,921
Net realized gain (loss)	12,567	36,525	4,587	(1,412)
Change in net unrealized appreciation/depreciation	54,314	(18,846)	25,673	13,816

Change in net assets resulting from operations	72,266	15,686	36,060	14,325

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(188)	—	(194)	—	(a)
From net realized gains	(670)	—	(241)	—	(a)
Class B
From net realized gains	(8)	—	—	—
Class C
From net investment income	—	—	— (a)	—	(a)
From net realized gains	(106)	—	(2)	—	(a)
Class R2
From net investment income	—	—	(1)	—	(a)
From net realized gains	—	—	(1)	—	(a)
Class R5
From net investment income	(2,904)	—	(1)	—	(a)
From net realized gains	(1,960)	—	(1)	—	(a)
Class R6
From net investment income	—	—	(3,133)	—	(a)
From net realized gains	—	—	(3,322)	—	(a)
Select Class
From net investment income	(1,645)	—	(4,129)	(632)
From net realized gains	(2,119)	—	(5,178)	(94)

Total distributions to shareholders	(9,600)	—	(16,203)	(726)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	60,600	123,715	392,890	244,141

NET ASSETS:
Change in net assets	123,266	139,401	412,747	257,740
Beginning of period	1,355,557	1,216,156	349,522	91,782

End of period	$1,478,823	$1,355,557	$762,269	$349,522

Accumulated undistributed (distributions in excess of) net investment income	$308	$(340)	$(326)	$1,332

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,172	$3,845	$586	$(867)
Net realized gain (loss)	15,629	7,873	62,226	74,384
Change in net unrealized appreciation/depreciation	49,047	(3,327)	37,551	(186,566)

Change in net assets resulting from operations	67,848	8,391	100,363	(113,049)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18)	(15)	—	—
From net realized gains	(67)	—	(25,563)	(55,641)
Class B
From net realized gains	—	—	(531)	(1,640)
Class C
From net investment income	(2)	— (a)	—	—
From net realized gains	(14)	—	(1,148)	(2,514)
Class R2
From net realized gains	—	—	(11)	(16)
Class R5 (b)
From net realized gains	—	—	(664)	(5)
Class R6 (b)
From net realized gains	—	—	(826)	(5)
Select Class
From net investment income	(2,869)	(3,722)	—	—
From net realized gains	(6,163)	—	(36,115)	(74,559)

Total distributions to shareholders	(9,133)	(3,737)	(64,858)	(134,380)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	48,864	244,461	(76,621)	(101,508)

NET ASSETS:
Change in net assets	107,579	249,115	(41,116)	(348,937)
Beginning of period	821,334	572,219	1,426,816	1,775,753

End of period	$928,913	$821,334	$1,385,700	$1,426,816

Accumulated undistributed (distributions in excess of) net investment income	$77	$(206)	$502	$(84)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$51,473	$72,482	$(2,026)	$(6,364)
Net realized gain (loss)	233,396	226,074	3,968	27,034
Change in net unrealized appreciation/depreciation	452,943	80,566	(8,893)	(26,538)

Change in net assets resulting from operations	737,812	379,122	(6,951)	(5,868)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(25,622)	(12,100)	—	—
From net realized gains	(19,155)	—	—	—
Class B
From net realized gains	(292)	—	—	—
Class C
From net investment income	(2,608)	(616)	—	—
From net realized gains	(3,426)	—	—	—
Class R2
From net investment income	(363)	(67)	—	—
From net realized gains	(258)	—	—	—
Institutional Class
From net investment income	(64,280)	(33,157)	—	—
From net realized gains	(34,137)	—	—	—
Select Class
From net investment income	(27,916)	(14,296)	—	—
From net realized gains	(17,242)	—	—	—

Total distributions to shareholders	(195,299)	(60,236)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,475,603	714,827	(16,511)	(26,939)

NET ASSETS:
Change in net assets	2,018,116	1,033,713	(23,462)	(32,807)
Beginning of period	7,809,547	6,775,834	513,640	546,447

End of period	$9,827,663	$7,809,547	$490,178	$513,640

Accumulated undistributed (distributions in excess of) net investment income	$2,964	$72,280	$(5,179)	$(3,153)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Value Advantage Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,889	$14,184
Net realized gain (loss)	21,576	35,802
Change in net unrealized appreciation/depreciation	80,867	1,096

Change in net assets resulting from operations	114,332	51,082

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,504)	(2,164)
From net realized gains	(1,946)	—
Class C
From net investment income	(368)	(619)
From net realized gains	(536)	—
Institutional Class
From net investment income	(8,338)	(4,920)
From net realized gains	(2,763)	—
Select Class
From net investment income	(7,570)	(3,577)
From net realized gains	(2,914)	—

Total distributions to shareholders	(28,939)	(11,280)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	883,709	173,496

NET ASSETS:
Change in net assets	969,102	213,298
Beginning of period	1,132,139	918,841

End of period	$2,101,241	$1,132,139

Accumulated undistributed (distributions in excess of) net investment income	$297	$9,188

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$46,013	$81,189	$22,093	$463
Dividends and distributions reinvested	834	—	434	—	(a)
Cost of shares redeemed	(38,890)	(65,978)	(2,417)	(281)

Change in net assets resulting from Class A capital transactions	$7,957	$15,211	$20,110	$182

Class B
Proceeds from shares issued	$39	$158	$—	$—
Dividends and distributions reinvested	7	—	—	—
Cost of shares redeemed	(352)	(1,004)	—	—

Change in net assets resulting from Class B capital transactions	$(306)	$(846)	$—	$—

Class C
Proceeds from shares issued	$4,986	$15,180	$23	$50
Dividends and distributions reinvested	83	—	2	—	(a)
Cost of shares redeemed	(3,286)	(8,713)	(22)	(24)

Change in net assets resulting from Class C capital transactions	$1,783	$6,467	$3	$26

Class R2
Proceeds from shares issued	$—	$—	$21	$—	(a)
Dividends and distributions reinvested	—	—	2	—	(a)
Cost of shares redeemed	—	—	— (a)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$23	$—	(a)

Class R5
Proceeds from shares issued	$214,353	$289,698	$—	$—
Dividends and distributions reinvested	4,864	—	2	—	(a)
Cost of shares redeemed	(84,044)	(4,352)	—	—

Change in net assets resulting from Class R5 capital transactions	$135,173	$285,346	$2	$—	(a)

Class R6
Proceeds from shares issued	$—	$—	$301,090	$33,949
Dividends and distributions reinvested	—	—	6,360	—	(a)
Cost of shares redeemed	—	—	(52,619)	(6,403)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$254,831	$27,546

Select Class
Proceeds from shares issued	$44,212	$124,637	$153,497	$282,102
Dividends and distributions reinvested	264	—	201	9
Cost of shares redeemed	(128,483)	(307,100)	(35,777)	(65,724)

Change in net assets resulting from Select Class capital transactions	$(84,007)	$(182,463)	$117,921	$216,387

Total change in net assets resulting from capital transactions	$60,600	$123,715	$392,890	$244,141

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)		Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	4,715	8,808	1,301		28
Reinvested	85	—	25		—	(a)
Redeemed	(3,963)	(7,290)	(137)		(17)

Change in Class A Shares	837	1,518	1,189		11

Class B
Issued	4	19	—		—
Reinvested	1	—	—		—
Redeemed	(39)	(120)	—		—

Change in Class B Shares	(34)	(101)	—		—

Class C
Issued	558	1,759	1		2
Reinvested	9	—	—	(a)	—	(a)
Redeemed	(364)	(1,026)	(1)		(1)

Change in Class C Shares	203	733	—	(a)	1

Class R2
Issued	—	—	2		—	(a)
Reinvested	—	—	—	(a)	—	(a)
Redeemed	—	—	—	(a)	—

Change in Class R2 Shares	—	—	2		—	(a)

Class R5
Issued	22,017	29,732	—		—
Reinvested	481	—	—	(a)	—	(a)
Redeemed	(8,475)	(477)	—		—

Change in Class R5 Shares	14,023	29,255	—	(a)	—	(a)

Class R6
Issued	—	—	17,124		2,008
Reinvested	—	—	356		—	(a)
Redeemed	—	—	(2,988)		(371)

Change in Class R6 Shares	—	—	14,492		1,637

Select Class
Issued	4,468	13,293	8,649		17,322
Reinvested	26	—	11		—	(a)
Redeemed	(12,897)	(33,452)	(2,020)		(3,965)

Change in Select Class Shares	(8,403)	(20,159)	6,640		13,357

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,539	$5,617	$15,870	$56,755
Dividends and distributions reinvested	85	15	23,844	51,675
Cost of shares redeemed	(923)	(1,592)	(56,467)	(161,251)

Change in net assets resulting from Class A capital transactions	$2,701	$4,040	$(16,753)	$(52,821)

Class B
Proceeds from shares issued	$—	$—	$78	$386
Dividends and distributions reinvested	—	—	512	1,556
Cost of shares redeemed	—	—	(2,206)	(7,602)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,616)	$(5,660)

Class C
Proceeds from shares issued	$859	$1,031	$626	$2,483
Dividends and distributions reinvested	16	— (a)	948	2,079
Cost of shares redeemed	(100)	(204)	(3,312)	(6,708)

Change in net assets resulting from Class C capital transactions	$775	$827	$(1,738)	$(2,146)

Class R2
Proceeds from shares issued	$—	$—	$37	$149
Dividends and distributions reinvested	—	—	11	16
Cost of shares redeemed	—	—	(36)	(20)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$12	$145

Class R5 (b)
Proceeds from shares issued	$—	$—	$1,213	$16,731
Dividends and distributions reinvested	—	—	664	5
Cost of shares redeemed	—	—	(1,845)	(1,084)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$32	$15,652

Class R6 (b)
Proceeds from shares issued	$—	$—	$5,704	$15,116
Dividends and distributions reinvested	—	—	826	5
Cost of shares redeemed	—	—	(1,633)	(388)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$4,897	$14,733

Select Class
Proceeds from shares issued	$133,867	$389,366	$46,809	$195,789
Dividends and distributions reinvested	7,867	3,142	30,576	62,923
Cost of shares redeemed	(96,346)	(152,914)	(138,840)	(330,123)

Change in net assets resulting from Select Class capital transactions	$45,388	$239,594	$(61,455)	$(71,411)

Total change in net assets resulting from capital transactions	$48,864	$244,461	$(76,621)	$(101,508)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	108	186	787	2,826
Reinvested	3	1	1,214	2,951
Redeemed	(29)	(55)	(2,802)	(8,087)

Change in Class A Shares	82	132	(801)	(2,310)

Class B
Issued	—	—	5	26
Reinvested	—	—	35	117
Redeemed	—	—	(145)	(489)

Change in Class B Shares	—	—	(105)	(346)

Class C
Issued	27	33	37	137
Reinvested	— (a)	— (a)	55	135
Redeemed	(3)	(7)	(187)	(378)

Change in Class C Shares	24	26	(95)	(106)

Class R2
Issued	—	—	2	6
Reinvested	—	—	1	1
Redeemed	—	—	(2)	(1)

Change in Class R2 Shares	—	—	1	6

Class R5 (b)
Issued	—	—	54	749
Reinvested	—	—	31	— (a)
Redeemed	—	—	(83)	(48)

Change in Class R5 Shares	—	—	2	701

Class R6 (b)
Issued	—	—	253	677
Reinvested	—	—	39	— (a)
Redeemed	—	—	(76)	(17)

Change in Class R6 Shares	—	—	216	660

Select Class
Issued	4,108	13,099	2,151	9,090
Reinvested	238	105	1,429	3,322
Redeemed	(2,951)	(5,154)	(6,353)	(14,607)

Change in Select Class Shares	1,395	8,050	(2,773)	(2,195)

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$559,109	$443,021	$4,181	$5,323
Dividends and distributions reinvested	42,247	11,492	—	—
Cost of shares redeemed	(261,337)	(520,453)	(4,007)	(14,467)

Change in net assets resulting from Class A capital transactions	$340,019	$(65,940)	$174	$(9,144)

Class B
Proceeds from shares issued	$230	$333	$3	$11
Dividends and distributions reinvested	267	—	—	—
Cost of shares redeemed	(25,234)	(34,648)	(404)	(2,045)

Change in net assets resulting from Class B capital transactions	$(24,737)	$(34,315)	$(401)	$(2,034)

Class C
Proceeds from shares issued	$61,517	$48,613	$41	$572
Dividends and distributions reinvested	4,745	474	—	—
Cost of shares redeemed	(35,245)	(64,672)	(3,278)	(6,619)

Change in net assets resulting from Class C capital transactions	$31,017	$(15,585)	$(3,237)	$(6,047)

Class R2
Proceeds from shares issued	$20,006	$10,239	$—	$—
Dividends and distributions reinvested	576	59	—	—
Cost of shares redeemed	(3,346)	(2,629)	—	—

Change in net assets resulting from Class R2 capital transactions	$17,236	$7,669	$—	$—

Institutional Class
Proceeds from shares issued	$1,218,688	$1,125,771	$—	$—
Dividends and distributions reinvested	79,639	25,512	—	—
Cost of shares redeemed	(491,078)	(575,416)	—	—

Change in net assets resulting from Institutional Class capital transactions	$807,249	$575,867	$—	$—

Select Class
Proceeds from shares issued	$486,813	$675,718	$27,663	$42,277
Dividends and distributions reinvested	34,904	10,362	—	—
Cost of shares redeemed	(216,898)	(438,949)	(40,710)	(51,991)

Change in net assets resulting from Select Class capital transactions	$304,819	$247,131	$(13,047)	$(9,714)

Total change in net assets resulting from capital transactions	$1,475,603	$714,827	$(16,511)	$(26,939)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	20,477	18,306	433	546
Reinvested	1,526	500	—	—
Redeemed	(9,623)	(21,746)	(417)	(1,486)

Change in Class A Shares	12,380	(2,940)	16	(940)

Class B
Issued	8	14	— (a)	1
Reinvested	10	—	—	—
Redeemed	(950)	(1,497)	(44)	(218)

Change in Class B Shares	(932)	(1,483)	(44)	(217)

Class C
Issued	2,321	2,044	5	60
Reinvested	176	21	—	—
Redeemed	(1,331)	(2,794)	(356)	(705)

Change in Class C Shares	1,166	(729)	(351)	(645)

Class R2
Issued	758	428	—	—
Reinvested	22	3	—	—
Redeemed	(126)	(110)	—	—

Change in Class R2 Shares	654	321	—	—

Institutional Class
Issued	44,146	45,939	—	—
Reinvested	2,827	1,094	—	—
Redeemed	(17,698)	(23,648)	—	—

Change in Institutional Class Shares	29,275	23,385	—	—

Select Class
Issued	17,783	27,581	2,851	4,266
Reinvested	1,250	448	—	—
Redeemed	(7,910)	(18,067)	(4,145)	(5,300)

Change in Select Class Shares	11,123	9,962	(1,294)	(1,034)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$316,735	$54,549
Dividends and distributions reinvested	6,154	2,006
Cost of shares redeemed	(46,868)	(89,323)

Change in net assets resulting from Class A capital transactions	$276,021	$(32,768)

Class C
Proceeds from shares issued	$18,226	$11,596
Dividends and distributions reinvested	752	513
Cost of shares redeemed	(10,556)	(30,037)

Change in net assets resulting from Class C capital transactions	$8,422	$(17,928)

Institutional Class
Proceeds from shares issued	$345,066	$136,991
Dividends and distributions reinvested	10,007	4,597
Cost of shares redeemed	(34,407)	(56,466)

Change in net assets resulting from Institutional Class capital transactions	$320,666	$85,122

Select Class
Proceeds from shares issued	$299,932	$260,984
Dividends and distributions reinvested	7,729	2,687
Cost of shares redeemed	(29,061)	(124,601)

Change in net assets resulting from Select Class capital transactions	$278,600	$139,070

Total change in net assets resulting from capital transactions	$883,709	$173,496

SHARE TRANSACTIONS:
Class A
Issued	15,076	2,947
Reinvested	287	112
Redeemed	(2,232)	(4,870)

Change in Class A Shares	13,131	(1,811)

Class C
Issued	872	620
Reinvested	35	29
Redeemed	(506)	(1,655)

Change in Class C Shares	401	(1,006)

Institutional Class
Issued	16,538	7,210
Reinvested	466	258
Redeemed	(1,647)	(3,118)

Change in Institutional Class Shares	15,357	4,350

Select Class
Issued	14,281	13,542
Reinvested	360	150
Redeemed	(1,380)	(6,701)

Change in Select Class Shares	13,261	6,991

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$9.49	$0.02	(f)(g)	$0.42	$0.44	$(0.01)	$(0.03)	$(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—
Year Ended June 30, 2009	8.14	(0.03	)(f)	(2.23)	(2.26)	—	—	—
Year Ended June 30, 2008	8.18	(0.05	)(f)	0.01	(0.04)	—	—	—

Class B
Six Months Ended December 31, 2012 (Unaudited)	8.76	—	(f)(g)(i)	0.38	0.38	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—
Year Ended June 30, 2009	7.67	(0.06	)(f)	(2.10)	(2.16)	—	—	—
Year Ended June 30, 2008	7.76	(0.09	)(f)	— (h)	(0.09)	—	—	—

Class C
Six Months Ended December 31, 2012 (Unaudited)	8.77	—	(f)(g)(i)	0.38	0.38	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—
Year Ended June 30, 2009	7.68	(0.06	)(f)	(2.10)	(2.16)	—	—	—
Year Ended June 30, 2008	7.76	(0.09	)(f)	0.01	(0.08)	—	—	—

Class R5
Six Months Ended December 31, 2012 (Unaudited)	9.69	0.05	(f)(g)	0.43	0.48	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(i)	0.93	0.93	—	—	—
January 8, 2009 (j) through June 30, 2009	5.37	—	(f)(i)	0.56	0.56	—	—	—

Select Class
Six Months Ended December 31, 2012 (Unaudited)	9.63	0.03	(f)(g)	0.42	0.45	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—
Year Ended June 30, 2009	8.18	(0.01	)(f)	(2.24)	(2.25)	—	—	—
Year Ended June 30, 2008	8.20	(0.03	)(f)	0.01	(0.02)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.01, $(0.02), $(0.02), $0.03 and $0.02 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.13%, (0.39)%, (0.35)%, 0.61% and 0.34% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$9.89	4.65%	$211,447	1.24%	0.45	%(g)	1.28%	46%
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102
5.88	(27.76)	71,841	1.35	(0.48)		1.42	119
8.14	(0.49)	70,546	1.34	(0.58)		1.47	118

9.11	4.37	2,111	1.74	(0.08	)(g)	1.78	46
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102
5.51	(28.16)	3,304	1.87	(1.02)		1.92	119
7.67	(1.16)	4,340	1.91	(1.16)		1.94	118

9.12	4.36	30,423	1.74	(0.04	)(g)	1.78	46
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102
5.52	(28.13)	9,300	1.87	(1.02)		1.91	119
7.68	(1.03)	14,499	1.88	(1.16)		1.89	118

10.09	4.95	628,557	0.83	0.92	(g)	0.83	46
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102
5.93	10.43	46,312	0.90	(0.08)		1.06	119

10.03	4.75	606,285	1.03	0.65	(g)	1.03	46
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102
5.93	(27.51)	441,345	1.10	(0.24)		1.17	119
8.18	(0.24)	399,777	1.09	(0.41)		1.12	118

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$17.16	$0.15	(f)(g)	$0.87	$1.02	$(0.16)	$(0.21)	$(0.37)
Year Ended June 30, 2012	17.19	0.08	(f)	(0.10)	(0.02)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	0.01	(f)	2.18	2.19	— (h)	—	— (h)

Class C
Six Months Ended December 31, 2012 (Unaudited)	17.03	0.07	(f)(g)	0.90	0.97	(0.04)	(0.21)	(0.25)
Year Ended June 30, 2012	17.15	—	(f)(h)	(0.11)	(0.11)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	(0.04	)(f)	2.19	2.15	—	—	—

Class R2
Six Months Ended December 31, 2012 (Unaudited)	17.10	0.11	(f)(g)	0.88	0.99	(0.09)	(0.21)	(0.30)
Year Ended June 30, 2012	17.17	0.04	(f)	(0.10)	(0.06)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	(0.02	)(f)	2.19	2.17	—	—	—

Class R5
Six Months Ended December 31, 2012 (Unaudited)	17.23	0.16	(f)(g)	0.91	1.07	(0.19)	(0.21)	(0.40)
Year Ended June 30, 2012	17.23	0.15	(f)	(0.09)	0.06	(0.05)	(0.01)	(0.06)
November 30, 2010 (i) through June 30, 2011	15.00	0.05	(f)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	17.23	0.20	(f)(g)	0.87	1.07	(0.20)	(0.21)	(0.41)
Year Ended June 30, 2012	17.24	0.21	(f)	(0.15)	0.06	(0.06)	(0.01)	(0.07)
January 31, 2011 (l) through June 30, 2011	16.36	0.05	(f)	0.83	0.88	—	—	—

Select Class
Six Months Ended December 31, 2012 (Unaudited)	17.18	0.15	(f)(g)	0.91	1.06	(0.17)	(0.21)	(0.38)
Year Ended June 30, 2012	17.22	0.13	(f)	(0.12)	0.01	(0.04)	(0.01)	(0.05)
November 30, 2010 (i) through June 30, 2011	15.00	0.04	(f)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.06, $(0.02), $0.02, $0.07, $0.10 and $0.06 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.66%, (0.22)%, 0.18%, 0.73%, 1.17% and 0.66% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(k)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$17.81	5.97%	$21,659	1.24%		1.72	%(g)	1.26%		16%
17.16	(0.13)	455	1.24		0.50		1.31		44
17.19	14.70	276	1.24	(j)	0.11	(j)	5.79	(j)(k)	13

17.75	5.68	133	1.74		0.84	(g)	1.77		16
17.03	(0.65)	125	1.74		(0.02)		1.81		44
17.15	14.33	99	1.75	(j)	(0.39	)(j)	6.49	(j)(k)	13

17.79	5.82	83	1.49		1.24	(g)	1.52		16
17.10	(0.36)	57	1.49		0.22		1.57		44
17.17	14.53	57	1.49	(j)	(0.17	)(j)	6.84	(j)(k)	13

17.90	6.22	61	0.79		1.79	(g)	0.82		16
17.23	0.33	58	0.79		0.92		0.86		44
17.23	15.00	57	0.80	(j)	0.52	(j)	6.17	(j)(k)	13

17.89	6.21	288,602	0.74		2.23	(g)	0.76		16
17.23	0.33	28,251	0.74		1.18		0.78		44
17.24	5.38	53	0.75	(j)	0.68	(j)	5.52	(j)(k)	13

17.86	6.15	451,731	0.99		1.72	(g)	1.02		16
17.18	0.06	320,576	0.99		0.76		1.06		44
17.22	14.84	91,240	1.00	(j)	0.41	(j)	3.41	(j)(k)	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$30.97	$0.07	(f)(g)	$2.38	$2.45	$(0.06)	$(0.23)	$(0.29)
Year Ended June 30, 2012	31.29	0.10	(f)(h)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (i) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2012 (Unaudited)	30.75	(0.01	)(f)(g)	2.36	2.35	(0.03)	(0.23)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(h)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (i) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (j)	—	— (j)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	31.05	0.12	(f)(g)	2.39	2.51	(0.10)	(0.23)	(0.33)
Year Ended June 30, 2012	31.36	0.19	(f)(h)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.02, $(0.05) and $0.07 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.14%, (0.34)% and 0.45% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$33.13	7.91%	$10,184	1.24%	0.42	%(g)	1.44%	21%
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

32.84	7.64	2,118	1.74	(0.06	)(g)	1.94	21
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

33.23	8.09	916,611	0.89	0.72	(g)	1.19	21
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56
18.97	(28.02)	195,785	0.90	0.94		1.20	107
28.63	(8.19)	189,589	0.91	0.32		1.12	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$19.52	$(0.01	)(f)(g)	$1.40	$1.39	$(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(h)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(f)	(6.33)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(f)	(0.45)	(0.62)	(3.81)

Class B
Six Months Ended December 31, 2012 (Unaudited)	14.76	(0.05	)(f)(g)	1.05	1.00	(0.99)
Year Ended June 30, 2012	18.29	(0.12	)(f)(h)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)	(0.62)	(3.81)

Class C
Six Months Ended December 31, 2012 (Unaudited)	17.17	(0.05	)(f)(g)	1.22	1.17	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(h)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)	(0.70)	(3.81)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	20.83	(0.03	)(f)(g)	1.49	1.46	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(h)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—
June 19, 2009 (i) through June 30, 2009	14.56	—	(f)(j)	— (j)	— (j)	—

Class R5
Six Months Ended December 31, 2012 (Unaudited)	21.18	0.04	(f)(g)	1.52	1.56	(0.99)
November 1, 2011 (i) through June 30, 2012	21.75	0.04	(f)(h)	1.40	1.44	(2.01)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	21.19	0.05	(f)(g)	1.51	1.56	(0.99)
November 1, 2011 (i) through June 30, 2012	21.75	0.08	(f)(h)	1.37	1.45	(2.01)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	21.15	0.02	(f)(g)	1.52	1.54	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(h)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)	(0.61)	(3.81)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$19.92	7.18%	$533,328	1.23%	(0.10	)%(g)	1.39%	34%
19.52	(6.61)	538,323	1.24	(0.23	)(h)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82
13.68	(30.97)	520,201	1.24	(0.48)		1.56	96
20.46	(3.22)	384,225	1.24	(0.75)		1.39	95

14.77	6.86	8,410	1.73	(0.62	)(g)	1.89	34
14.76	(7.08)	9,948	1.75	(0.77	)(h)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82
10.85	(31.35)	29,963	1.88	(1.14)		2.03	96
16.45	(3.90)	69,186	1.88	(1.38)		1.89	95

17.35	6.89	20,767	1.73	(0.60	)(g)	1.89	34
17.17	(7.06)	22,190	1.75	(0.75	)(h)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82
12.39	(31.38)	25,624	1.88	(1.13)		2.04	96
18.70	(3.85)	27,785	1.88	(1.38)		1.89	95

21.30	7.07	247	1.39	(0.26	)(g)	1.64	34
20.83	(6.72)	230	1.40	(0.35	)(h)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82
14.56	0.00	83	1.22	(0.31)		1.94	96

21.75	7.43	15,286	0.79	0.35	(g)	0.94	34
21.18	7.71	14,837	0.78	0.31	(h)	0.92	70

21.76	7.42	19,065	0.74	0.45	(g)	0.89	34
21.19	7.76	13,982	0.73	0.58	(h)	0.87	70

21.70	7.34	788,597	0.92	0.21	(g)	1.14	34
21.15	(6.31)	827,306	0.93	0.09	(h)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82
14.57	(30.74)	631,380	0.98	(0.23)		1.30	96
21.68	(3.02)	539,292	0.99	(0.49)		1.13	95

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.04), $(0.07), $(0.08), $(0.06), $0.01, $0.02 and $(0.01) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.36)%, (0.88)%, (0.87)%, (0.52)%, 0.09%, 0.19% and (0.05)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

.	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$25.80	$0.12	(f)(g)	$2.14	$2.26	$(0.29)	$(0.22)	$(0.51)
Year Ended June 30, 2012	24.76	0.20	(f)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(f)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(f)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(f)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)

Class B
Six Months Ended December 31, 2012 (Unaudited)	25.16	0.03	(f)(g)	2.10	2.13	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(f)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(f)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(f)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(f)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)

Class C
Six Months Ended December 31, 2012 (Unaudited)	25.14	0.05	(f)(g)	2.08	2.13	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(f)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(f)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(f)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(f)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	25.18	0.10	(f)(g)	2.07	2.17	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(f)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(f)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(f)	3.42	3.57	—	—	—
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(f)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	26.24	0.19	(f)(g)	2.19	2.38	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(f)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(f)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(f)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(f)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	26.01	0.16	(f)(g)	2.16	2.32	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(f)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(f)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(f)	3.49	3.73	— (i)	—	— (i)
Year Ended June 30, 2009	22.14	0.34	(f)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.55	8.75%	$2,462,934	1.23%	0.90	%(g)	1.38%	13%
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34
15.24	(25.49)	1,600,044	1.25	1.71		1.42	47
21.91	(13.70)	2,661,377	1.25	0.66		1.42	31

27.07	8.47	36,202	1.74	0.26	(g)	1.88	13
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34
14.89	(25.89)	108,114	1.75	1.21		1.92	47
21.39	(14.14)	163,091	1.75	0.15		1.92	31

26.89	8.49	427,944	1.74	0.37	(g)	1.88	13
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34
14.94	(25.88)	299,956	1.75	1.20		1.92	47
21.45	(14.11)	523,722	1.75	0.14		1.92	31

26.83	8.60	33,345	1.49	0.76	(g)	1.63	13
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34
15.06	(0.24)	294	1.50	2.12		1.69	47

27.99	9.04	4,599,177	0.74	1.39	(g)	0.98	13
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34
15.43	(25.15)	1,424,004	0.75	2.26		1.02	47
22.31	(13.25)	1,777,057	0.75	1.16		1.02	31

27.76	8.91	2,268,061	0.98	1.14	(g)	1.13	13
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34
15.34	(25.31)	766,965	1.00	2.05		1.18	47
22.14	(13.46)	721,777	1.00	0.90		1.16	31

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.08, $(0.01), $0.01, $0.06, $0.15 and $0.12 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.61%, (0.03)%, 0.09%, 0.48%, 1.10% and 0.86% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$9.69	$(0.05	)(h)	$(0.10)	$(0.15)	$—	$—	$—
Year Ended June 30, 2012	9.81	(0.14	)(h)	0.02	(0.12)	—	—	—
Year Ended June 30, 2011	9.71	(0.16	)(h)	0.26	0.10	—	—	—
Year Ended June 30, 2010	10.21	(0.17	)(h)	(0.33)	(0.50)	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(h)	0.06	(0.02)	—	—	—
Year Ended June 30, 2008	11.24	0.28	(h)	(0.74)	(0.46)	(0.54)	(0.01)	(0.55)

Class B
Six Months Ended December 31, 2012 (Unaudited)	9.29	(0.08	)(h)	(0.10)	(0.18)	—	—	—
Year Ended June 30, 2012	9.47	(0.20	)(h)	0.02	(0.18)	—	—	—
Year Ended June 30, 2011	9.44	(0.23	)(h)	0.26	0.03	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(h)	(0.34)	(0.57)	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(h)	0.06	(0.09)	—	—	—
Year Ended June 30, 2008	11.07	0.17	(h)	(0.70)	(0.53)	(0.43)	(0.01)	(0.44)

Class C
Six Months Ended December 31, 2012 (Unaudited)	9.30	(0.08	)(h)	(0.10)	(0.18)	—	—	—
Year Ended June 30, 2012	9.48	(0.20	)(h)	0.02	(0.18)	—	—	—
Year Ended June 30, 2011	9.46	(0.23	)(h)	0.25	0.02	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(h)	(0.33)	(0.56)	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(h)	0.05	(0.10)	—	—	—
Year Ended June 30, 2008	11.07	0.19	(h)	(0.71)	(0.52)	(0.42)	(0.01)	(0.43)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	9.82	(0.04	)(h)	(0.10)	(0.14)	—	—	—
Year Ended June 30, 2012	9.91	(0.12	)(h)	0.03	(0.09)	—	—	—
Year Ended June 30, 2011	9.79	(0.14	)(h)	0.26	0.12	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(h)	(0.34)	(0.48)	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(h)	0.05	— (i)	—	—	—
Year Ended June 30, 2008	11.31	0.30	(h)	(0.73)	(0.43)	(0.60)	(0.01)	(0.61)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.48% and 1.90% for the six months ended December 31, 2012, 1.48% and 1.94% for the year ended June 30, 2012, 1.49% and 1.95% for 2011, 1.49% and 1.94% for 2010, 1.50% and 1.95% for 2009 and 1.51% and 1.93% for 2008; for Class B are 2.22% and 2.39 for the six months ended December 31, 2012, 2.23% and 2.45% for the year ended June 30, 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009 and 2.26% and 2.43% for 2008; for Class C are 2.22% and 2.39% for the six months ended December 31, 2012, 2.23% and 2.44% for the year ended June 30, 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009 and 2.26% and 2.43% for 2008; for Select Class are 1.23% and 1.65% for the six months ended December 31, 2012, 1.23% and 1.69% for the year ended June 30, 2012, 1.24% and 1.70% for 2011, 1.24% and 1.69% for 2010, 1.25% and 1.70% for 2009 and 1.25% and 1.67% for 2008, respectively.
(f)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund's portfolio turnover calculation excluded short sales.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)(g)	Portfolio turnover rate (including short sales) (b)(f)(g)

$9.54	(1.55)%	$19,603	3.30%	(1.00)%	3.72%	51%	119%
9.69	(1.22)	19,759	2.86	(1.42)	3.32	151	316
9.81	1.03	29,216	2.92	(1.65)	3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)	3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)	3.29	175	350
10.23	(4.00)	77,838	2.52	2.62	2.94	116	—

9.11	(1.94)	978	3.98	(1.76)	4.15	51	119
9.29	(1.90)	1,401	3.61	(2.18)	3.83	151	316
9.47	0.32	3,484	3.67	(2.47)	3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)	3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)	3.79	175	350
10.10	(4.77)	16,402	3.28	1.66	3.45	116	—

9.12	(1.94)	12,166	4.01	(1.75)	4.18	51	119
9.30	(1.90)	15,677	3.61	(2.17)	3.82	151	316
9.48	0.21	22,094	3.67	(2.46)	3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)	3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)	3.79	175	350
10.12	(4.71)	90,603	3.28	1.79	3.45	116	—

9.68	(1.43)	457,431	3.05	(0.77)	3.47	51	119
9.82	(0.91)	476,803	2.61	(1.17)	3.07	151	316
9.91	1.23	491,653	2.67	(1.39)	3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)	3.15	146	348
10.27	0.00	528,478	2.59	(0.45)	3.04	175	350
10.27	(3.73)	933,631	2.27	2.79	2.69	116	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$19.96	$0.15	(f)(g)	$1.42	$1.57	$(0.20)	$(0.09)	$(0.29)
Year Ended June 30, 2012	19.07	0.25	(f)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(f)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(f)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(f)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)

Class C
Six Months Ended December 31, 2012 (Unaudited)	19.91	0.08	(f)(g)	1.43	1.51	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(f)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(f)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(f)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(f)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	19.99	0.19	(f)(g)	1.43	1.62	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(f)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(f)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(f)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(f)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	20.00	0.17	(f)(g)	1.42	1.59	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(f)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(f)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(f)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(f)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.13, $0.06, $0.17 and $0.15 for Class A, Class C, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 1.19%, 0.57%, 1.63% and 1.38% for Class A, Class C, Institutional Class and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$21.24	7.83%	$498,879	1.24%	1.38	%(g)	1.33%	12%
19.96	5.83	206,816	1.25	1.34		1.41	49
19.07	26.45	232,103	1.24	1.28		1.34	33
15.22	28.35	150,081	1.24	1.52		1.38	45
12.01	(24.82)	112,739	1.25	2.45		1.50	70
16.38	(14.42)	152,696	1.25	1.87		1.43	103

21.27	7.56	134,498	1.74	0.75	(g)	1.84	12
19.91	5.32	117,937	1.75	0.84		1.91	49
19.01	25.82	131,743	1.74	0.78		1.84	33
15.17	27.72	108,165	1.74	1.01		1.88	45
11.97	(25.19)	97,723	1.75	1.86		1.99	70
16.25	(14.86)	182,093	1.75	1.36		1.93	103

21.27	8.09	735,751	0.74	1.82	(g)	0.94	12
19.99	6.36	384,525	0.75	1.86		1.01	49
19.11	27.06	284,433	0.74	1.79		0.94	33
15.24	29.03	156,531	0.74	2.04		0.98	45
12.01	(24.41)	70,825	0.75	3.11		1.15	70
16.40	(13.97)	19,872	0.75	2.37		1.03	103

21.28	7.94	732,113	0.99	1.56	(g)	1.09	12
20.00	6.09	422,861	1.00	1.62		1.16	49
19.12	26.75	270,562	0.99	1.53		1.09	33
15.27	28.70	71,209	0.99	1.77		1.13	45
12.04	(24.62)	51,000	1.00	2.75		1.25	70
16.44	(14.19)	49,262	1.00	2.18		1.18	103

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class R5 Shares and Class R6 Shares commenced operations on November 1, 2011 for the Mid Cap Growth Fund.

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,476,892	$—	$—	$1,476,892

Mid Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$760,859	$—	$—	$760,859

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$927,944	$—	$—	$927,944

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,379,919	$—	$—	$1,379,919

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,926,940	$—	$—	$9,926,940

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$496,577	$—	$—	$496,577

Total Liabilities (a)	$(434,080)	$—	$—	$(434,080)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$2,075,479	$20,413	$—	$2,095,892

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of certain ADRs, the report values of which are evaluated prices. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

As of December 31, 2012, the Fund had outstanding short sales as listed on its SOI.

C. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Mid Cap Equity Fund	$1
Mid Cap Growth Fund	2
Mid Cap Value Fund	2

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Mid Cap Equity Fund	$1,043	$1,056	*	$1,056
Mid Cap Value Fund	3,616	3,656	*	3,656

*	Subsequent to December 31, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the following Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Mid Cap Equity Fund	$—	(a)
Mid Cap Growth Fund	1
Mid Cap Value Fund	2

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Foreign Currency Translation — The books and records of the Multi-Cap Market Neutral Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, which are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075%

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$27		$1
Mid Cap Core Fund	—	(a)	—
Mid Cap Equity Fund	3		—	(a)
Mid Cap Growth Fund	5		2
Mid Cap Value Fund	113		7
Multi-Cap Market Neutral Fund	1		—	(a)
Value Advantage Fund	31		1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory		Administration		Shareholder Servicing	Total
Growth Advantage Fund	$—		$—		$44	$44
Mid Cap Core Fund	—		57		—	57
Mid Cap Equity Fund	—		190		1,100	1,290
Mid Cap Growth Fund	473		619		249	1,341
Mid Cap Value Fund	2,043		3,833		2,276	8,152
Multi-Cap Market Neutral Fund	—	(a)	—	(a)	353	353
Value Advantage Fund	57		625		288	970

	Voluntary Waivers
	Investment Advisory		Administration		Shareholder Servicing	Total
Mid Cap Growth Fund	$—	(a)	—		—	—	(a)
Multi-Cap Market Neutral Fund	152		215		253	620

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2012 was as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$44
Mid Cap Core Fund	26
Mid Cap Equity Fund	28
Mid Cap Growth Fund	23
Mid Cap Value Fund	348
Multi-Cap Market Neutral Fund	52
Value Advantage Fund	66

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012 the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$774,743	$661,377	$—	$—
Mid Cap Core Fund	469,088	93,962	—	—
Mid Cap Equity Fund	217,886	176,325	—	—
Mid Cap Growth Fund	471,605	584,880	—	—
Mid Cap Value Fund	2,305,189	1,062,031	—	—
Multi-Cap Market Neutral Fund	226,148	292,083	239,512	299,698
Value Advantage Fund	968,786	178,351	—	—

During the six months ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$1,197,964	$296,567	$17,639	$278,928
Mid Cap Core Fund	720,972	54,397	14,510	39,887
Mid Cap Equity Fund	754,714	183,083	9,853	173,230
Mid Cap Growth Fund	1,100,205	310,336	30,622	279,714
Mid Cap Value Fund	7,826,167	2,194,744	93,971	2,100,773
Multi-Cap Market Neutral Fund	449,153	58,876	11,452	47,424
Value Advantage Fund	1,871,079	239,761	14,948	224,813

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Mid Cap Core Fund	$636	$—

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

At June 30, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Value Fund	$—	$8,833	$117,351	$126,184	*
Multi-Cap Market Neutral Fund	65,985	—	—	65,985
Value Advantage Fund	—	—	13,485	13,485

*	Amount includes capital loss carryforwards from business combinations, which may be limited in future years.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund and Mid Cap Core Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	32.8%
Mid Cap Core Fund	n/a	34.9
Multi-Cap Market Neutral Fund	90.2%	n/a
Value Advantage Fund	n/a	23.9

Additionally, Mid Cap Equity Fund and Mid Cap Growth Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of December 31, 2012, the Multi-Cap Market Neutral Fund pledged substantially all of its assets to Credit Suisse Group for securities sold short, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,046.50	$6.40	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,043.70	8.96	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,043.60	8.96	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R5
Actual	1,000.00	1,049.50	4.29	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Select Class
Actual	1,000.00	1,047.50	5.32	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03

Mid Cap Core Fund
Class A
Actual	1,000.00	1,059.70	6.44	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,056.80	9.02	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,058.20	7.73	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,062.20	4.11	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R6
Actual	$1,000.00	$1,062.10	$3.85	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,061.50	5.14	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,079.10	6.50	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,076.40	9.11	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Select Class
Actual	1,000.00	1,080.90	4.67	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,071.80	6.42	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,068.60	9.02	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class C
Actual	1,000.00	1,068.90	9.02	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class R2
Actual	1,000.00	1,070.70	7.25	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R5
Actual	1,000.00	1,074.30	4.13	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,074.20	3.87	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,073.40	4.81	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92

Mid Cap Value Fund
Class A
Actual	1,000.00	1,087.50	6.47	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,084.70	9.14	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,084.90	9.14	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,086.00	7.83	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Institutional Class
Actual	$1,000.00	$1,090.40	$3.90	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,089.10	5.16	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	984.50	16.51	3.30
Hypothetical	1,000.00	1,008.57	16.71	3.30
Class B
Actual	1,000.00	980.60	19.87	3.98
Hypothetical	1,000.00	1,005.14	20.12	3.98
Class C
Actual	1,000.00	980.60	20.02	4.01
Hypothetical	1,000.00	1,004.99	20.27	4.01
Select Class
Actual	1,000.00	985.70	15.27	3.05
Hypothetical	1,000.00	1,009.83	15.45	3.05

Value Advantage Fund
Class A
Actual	1,000.00	1,078.30	6.50	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,075.60	9.10	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual	1,000.00	1,080.90	3.88	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,079.40	5.19	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of each of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them,

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Mid Cap Growth Fund and Mid Cap Value Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds in a report prepared by Lipper. The

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the second, third, and second quintiles for both Class A and Select Class shares for the one-, three- and five year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Core Fund’s performance was in the first quintile for both Class A shares and Select Class shares for the one-year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the third quintile for Class A shares for the one-year period ended December 31, 2011, and in the third, first and first quintiles for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the fourth, third and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the first, second and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the third, fourth and fifth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Advisor provide additional Fund performance information to be reviewed with the members of the money market and alternative products subcommittee at each of their regular meetings over the course of next year.

The Trustees noted that the Value Advantage Fund’s performance was in the second, first and first quintiles for Class A shares and in the first quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Core Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select shares were in the third and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2013. All rights reserved. December 2012.

SAN-MC-1212

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the
report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is
“independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C.
80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose
the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR
240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in
Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule
30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form
N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR
270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule
30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule
30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Investment Trust

By:

/s/ Patricia A. Maleski

Patricia A. Maleski

President and Principal Executive Officer

March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Patricia A. Maleski

Patricia A. Maleski

President and Principal Executive Officer

March 6, 2013

By:

/s/ Joy C. Dowd

Joy C. Dowd

Treasurer and Principal Financial Officer

March 6, 2013